Exhibit 10.1

PEOPLE’S UTAH BANCORP
EMPLOYEE STOCK OWNERSHIP PLAN TRUST AGREEMENT
(2018 Statement)

First Effective January 1, 2018

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PEOPLE’S UTAH BANCORP
EMPLOYEE STOCK OWNERSHIP PLAN TRUST AGREEMENT
(2018 Statement)

TABLE OF CONTENTS

Page

PREAMBLES	1
SECTION 1.	INTRODUCTION2
1.1.	Definitions
1.1.1.	Accounts
(a)	Employer Contribution Share Account
(b)	Employer Contribution Cash Account
1.1.2.	Affiliate
1.1.3.	Alternate Payee
1.1.4.	Annual Valuation Date
1.1.5.	Beneficiary
1.1.6.	Code
1.1.7.	Committee
1.1.8.	Disability
1.1.9.	Effective Date
1.1.10.	Employer
1.1.11.	Employer Securities
1.1.12.	ERISA
1.1.13.	Event of Maturity
1.1.14.	Fund
1.1.15.	Highly Compensated Employee
1.1.16.	Hours of Service
1.1.17.	Leased Employee
1.1.18.	Normal Retirement Age
1.1.19.	One‑Year Break in Service
1.1.20.	Participant
1.1.21.	Plan
1.1.22.	Plan Statement
1.1.23.	Plan Year
1.1.24.	Principal Sponsor
1.1.25.	Recognized Compensation
1.1.26.	Recognized Employment
1.1.27.	Trustee
1.1.28.	Valuation Date
1.1.29.	Vested

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1.1.30.	Vesting Service
1.2.	Compliance With Uniformed Services Employment and Reemployment Rights Act of 1994 and Heroes Earnings Assistance and Relief Tax Act of 2008
1.3.	Rules of Interpretation
1.4.	Plan Contingent Upon Initial Qualification
SECTION 2.	ELIGIBILITY AND PARTICIPATION14
2.1.	General Eligibility Rule
2.2.	Special Rule for Former Participants
2.3.	Special Rule Where Nonrecognition of Gain Elected for Employer Securities
SECTION 3.	CONTRIBUTIONS AND ALLOCATION THEREOF15
3.1.	Employer Contributions
3.1.1.	Source of Employer Contributions
3.1.2.	Limitation
3.1.3.	Form of Payment
3.1.4.	Leveraged Acquisitions
3.1.5.	Advance Contributions
3.2.	Discretionary Contributions
3.2.1.	General
3.2.2.	Allocation
3.2.3.	Crediting to Accounts
3.3.	Eligible Participants
3.4.	Adjustments
3.4.1.	Make‑Up Contributions for Omitted Participants
3.4.2.	Mistaken Contributions
3.5.	Limitation on Annual Additions
3.6.	Effect of Disallowance of Deduction or Mistake of Fact
SECTION 4.	INVESTMENT AND ADJUSTMENT OF ACCOUNTS18
4.1.	Valuation and Adjustment of Accounts
4.1.1.	Valuation of Fund
4.1.2.	Adjustment of Accounts
4.1.3.	Rules
4.2.	Management and Investment of Fund
4.3.	Investment of Fund
4.4.	Authority With Respect to Employer Securities
4.4.1.	Board Authority if Corporate Trustee
4.4.2.	Trustee Authority if Individual Trustee

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SECTION 5.	VESTING20
5.1.	Employer Contribution Accounts
5.1.1.	Graduated Vesting
5.1.2.	Full Vesting
5.1.3.	Forfeiture Event
5.1.4.	Special Rule for Partial Distributions
5.1.5.	Effect of Break on Vesting
5.2.	Dividends on Employer Securities
SECTION 6.	MATURITY22
6.1.	Events of Maturity
6.2.	Forfeitures
6.2.1.	Forfeiture of Nonvested Portion of Account
6.2.2.	Restoration Upon Rehire After Forfeiture
6.2.3.	Use of Forfeitures
6.2.4.	Source of Restorations
SECTION 7.	DISTRIBUTION24
7.1.	Application for Distribution
7.1.1.	Application Required
7.1.2.	Exception for Small Amounts
7.1.3.	Exception for Required Distributions
7.1.4.	Notices
7.1.5.	Direct Rollover
7.2.	Time of Distribution
7.2.1.	Application for Distribution
7.2.2.	Required Distributions
7.3.	Form of Distribution
7.4.	Designation of Beneficiaries
7.4.1.	Right to Designate
7.4.2.	Spousal Consent
7.4.3.	Failure of Designation
7.4.4.	Disclaimers by Beneficiaries
7.4.5.	Definitions
7.4.6.	Special Rules
7.5.	Death Prior to Distribution
7.6.	Facility of Payment
7.7.	Put Option
7.8.	Diversification Election
7.8.1.	Election
7.8.2.	Definitions
7.8.3.	Correlation With Events of Maturity

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SECTION 8.	SPENDTHRIFT PROVISIONS35
SECTION 9.	AMENDMENT AND TERMINATION36
9.1.	Amendment
9.2.	Discontinuance of Contributions and Termination of Plan
9.3.	Merger or Spinoff of Plans
9.3.1.	In General
9.3.2.	Limitations
9.3.3.	Beneficiary Designations
9.4.	Adoption by Other Employers
9.4.1.	Adoption by Consent
9.4.2.	Procedure for Adoption
9.4.3.	Effect of Adoption
SECTION 10.	CONCERNING THE TRUSTEE38
10.1.	Dealings With Trustee
10.1.1.	No Duty to Inquire
10.1.2.	Assumed Authority
10.2.	Compensation of Trustee
10.3.	Resignation and Removal of Trustee
10.3.1.	Resignation, Removal and Appointment
10.3.2.	Automatic Removal
10.3.3.	Surviving Trustees
10.3.4.	Successor Organizations
10.3.5.	Co‑Trustee Responsibility
10.3.6.	Allocation of Responsibility
10.3.7.	Majority Decisions
10.4.	Accountings by Trustee
10.4.1.	Periodic Reports
10.4.2.	Special Reports
10.5.	Trustee’s Power to Protect Itself on Account of Taxes
10.6.	Other Trust Powers
10.7.	Voting of Employer Securities
10.8.	No Investment in Employer Real Property
10.9.	Prohibited Transactions
10.10.	Indemnity
SECTION 11.	DETERMINATIONS — RULES AND REGULATIONS45
11.1.	Determinations
11.2.	Claims and Review Procedure
11.2.1.	Initial Claim
11.2.2.	Notice of Initial Adverse Determination

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11.2.3.	Request for Review
11.2.4.	Claim on Review
11.2.5.	Notice of Adverse Determination for Claim on Review
11.3.	Claims and Review Procedures for Disability Claims Filed Under the Plan
11.3.1.	Initial Disability Claim
11.3.2.	Notice of Initial Adverse Determination
11.3.3.	Request for Review
11.3.4.	Disability Claim on Review
11.3.5.	Notice of Adverse Determination for Disability Claim on Review
11.4.	Rules and Regulations
11.4.1.	Adoption of Rules
11.4.2.	Specific Rules
11.5.	Deadline to File Claim
11.6.	Exhaustion of Administrative Remedies
11.7.	Deadline to File Legal Action
11.8.	Knowledge of Fact by Participant Imputed to Beneficiary
SECTION 12.	PLAN ADMINISTRATION54
12.1.	Principal Sponsor
12.1.1.	Officers
12.1.2.	Chief Financial Officer
12.1.3.	Board of Directors
12.2.	Committee
12.2.1.	Appointment and Removal
12.2.2.	Automatic Removal
12.2.3.	Authority
12.2.4.	Majority Decisions
12.3.	Limitation on Authority
12.3.1.	Fiduciaries Generally
12.3.2.	Trustee
12.4.	Conflict of Interest
12.5.	Dual Capacity
12.6.	Administrator
12.7.	Names Fiduciaries
12.8.	Service of Process
12.9.	Administrative Expenses
12.10.	IRS Qualification
12.11.	QDRO Procedures
SECTION 13.	IN GENERAL58
13.1.	Disclaimers

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13.1.1.	Effect on Employment
13.1.2.	Sole Source of Benefits
13.1.3.	Co‑Fiduciary Matters
13.2.	Reversion of Fund Prohibited
13.3.	Contingent Top Heavy Plan Rules
13.4.	Method of Executing Instruments
13.4.1.	Employer or Committee
13.4.2.	Trustee
13.5.	Execution in Counterparts
SIGNATURES	59
APPENDIX A —	LIMITATION ON ANNUAL ADDITIONS A‑1
APPENDIX B — CONTINGENT TOP HEAVY PLAN RULES	B‑1

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6

PEOPLE’S UTAH BANCORP
EMPLOYEE STOCK OWNERSHIP PLAN TRUST AGREEMENT
(2018 Statement)

THIS AGREEMENT, Made and entered into as of November 28, 2018, by and between PEOPLE’S UTAH BANCORP, a Utah corporation (the “Principal Sponsor”), and DELAWARE CHARTER GUARANTEE & TRUST COMPANY DBA PRINCIPAL TRUST COMPANY (the “Trustee”);

WHEREAS, The Principal Sponsor currently is a C corporation;

WHEREAS, The Principal Sponsor, by resolution of its Board of Directors, has authorized the creation of this stock bonus and employee stock ownership plan for the benefit of eligible employees, said plan to be contained and set forth in a Plan Trust Agreement;

WHEREAS, The Principal Sponsor intends that the plan be invested primarily or exclusively in common stock issued by the Principal Sponsor which is readily tradable on an established securities market;

WHEREAS, The Trustee shall not be permitted to borrow or use the proceeds of any exempt loan (as defined in Treasury Regulation §54.4975‑7) for the purpose of acquiring common stock of the Principal Sponsor;

WHEREAS, This is the Plan Trust Agreement so contemplated above;

NOW, THEREFORE, The parties hereto do hereby create and establish a stock bonus and employee stock ownership plan, effective as of January 1, 2018, to read in full as follows:

Section 1

INTRODUCTION

1.1.Definitions.  When the following terms are used herein with initial capital letters, they shall have the following meanings:

1.1.1.Accounts — the following Accounts will be maintained under the Plan for Participants:

(a)	Employer Contribution Share Account — the Account maintained for each Participant to which is credited:
(i)	the number of shares of Employer Securities contributed to the Plan by the Employer and allocated to the Participant under Section 3.2 of this Plan Statement; and
(ii)

the number of shares of Employer Securities representing dividends received with respect to the Participant’s Employer Contribution Share Account which are received in the form of Employer Securities; and

(iii)	the number of shares of Employer Securities acquired by the Plan for the benefit of the Participant from the investment of all or a part of the Participant’s Employer Contribution Cash Account.
(b)	Employer Contribution Cash Account — the Account maintained for each Participant to which is credited:
(i)

all property (other than Employer Securities) contributed to the Plan by the Employer and allocated to the Participant, pending its investment in Employer Securities under Section 3.2 of this Plan Statement; and

(ii)

all increases received with respect to the Participant’s Employer Contribution Share Account or Employer Contribution Cash Account (excluding dividends received in the form of Employer Securities) pending their investment in Employer Securities.

1.1.2.Affiliate — a business entity which is not an Employer which is under “common control” with the Employer or which is a member of an “affiliated service group” that includes the Employer, as those terms are defined in section 414(b), (c) and (m) of the Code.  A business entity which is a predecessor to the Employer shall be treated as an Affiliate if the Employer maintains a plan of such predecessor business entity or if, and to the extent that, such treatment is otherwise required by regulations under section 414(a) of the Code.  A business entity

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shall also be treated as an Affiliate if, and to the extent that, such treatment is required by regulations under section 414(o) of the Code.  In addition to said required treatment, the Principal Sponsor may, in its discretion, designate as an Affiliate any business entity which is not such a “common control,” “affiliated service group” or “predecessor” business entity but which is otherwise affiliated with the Employer, subject to such limitations as the Principal Sponsor may impose.

1.1.3.Alternate Payee — any spouse, former spouse, child or other dependent of a Participant who is recognized by a qualified domestic relations order as having a right to receive all or a portion of the Account of a Participant under the Plan.

1.1.4.Annual Valuation Date — each December 31 (except that if either the NASDAQ Capital Market or the Trustee is not open and conducting business on such date, then the immediately preceding date upon which both are open and conducting business).

1.1.5.Beneficiary — a person designated by a Participant (or automatically by operation of this Plan Statement) to receive all or a part of the Participant’s Vested Account in the event of the Participant’s death prior to full distribution thereof.  A person so designated shall not be considered a Beneficiary until the death of the Participant.

1.1.6.Code — the Internal Revenue Code of 1986, including applicable regulations for the specified section of the Code.  Any reference in this Plan Statement to a section of the Code, including the applicable regulation, shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

1.1.7.Committee — the Committee established in accordance with the provisions of Section 12.2, known as the PUB Retirement Savings Plan Committee.

1.1.8.Disability — a medically determinable physical or mental impairment which:  (i) renders the individual incapable of performing any substantial gainful employment, (ii) can be expected to last for a continuous period of not less than twelve (12) months or result in death, and (iii) is evidenced by a certification to this effect by a doctor of medicine approved by the Committee.  In lieu of such a certification, the Committee may accept, as proof of Disability, the official written determination that the individual will be eligible for disability benefits under the federal Social Security Act as now enacted or hereinafter amended (when any waiting period expires).  Notwithstanding the foregoing, no Participant will be considered to have a Disability unless such doctor’s determination or official Social Security determination is received by the Committee within twelve (12) months after the Participant’s last day of active work with the Employer or an Affiliate.  The Committee shall determine the date on which the Disability shall have occurred if such determination is necessary.

1.1.9.Effective Date — January 1, 2018.

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1.1.10.Employer — the Principal Sponsor, People’s Intermountain Bank and any business entity affiliated with the Principal Sponsor that adopts the Plan pursuant to Section 9.4, and any successor thereof that adopts the Plan.

1.1.11.Employer Securities — common stock of the Principal Sponsor which is readily tradable (per IRS Notice 2011‑19) on an established securities market as defined in Treasury Regulation §1.401(a)(35)‑1(f)(5)(ii).  The Plan may hold only one class of common stock of the Principal Sponsor; and if at any time there is more than one class of such common stock, Employer Securities shall mean only that class of common stock having a combination of voting power and dividend rights equal to or in excess of:

(a)	that class of common stock having the greatest voting power, and
(b)	that class of common stock having the greatest dividend rights.

1.1.12.ERISA — the Employee Retirement Income Security Act of 1974, including applicable regulations for the specified section of ERISA.  Any reference in this Plan Statement to a section of ERISA, including the applicable regulation, shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

1.1.13.Event of Maturity — any of the occurrences described in Section 6 by reason of which a Participant or Beneficiary may become entitled to a distribution from the Plan.

1.1.14.Fund — the assets of the Plan held by the Trustee from time to time, including all contributions and the investments and reinvestments, earnings and profits thereon, whether invested under the general investment authority of the Trustee or under the terms applicable to any Subfund established pursuant to Section 4.1.

1.1.15.Highly Compensated Employee — any employee who (a) is a five percent (5%) owner (as defined in Appendix B) at any time during the current Plan Year or the preceding Plan Year; or (b) receives compensation from the Employer and all Affiliates during the preceding Plan Year in excess of One Hundred Twenty Thousand Dollars ($120,000) (as adjusted under the Code for cost‑of‑living increases).  For this purpose, “compensation” means compensation as defined under Appendix A.  Compensation for any employee who performed services for only part of a year is not annualized for this purpose.

1.1.16.Hours of Service — a measure of an employee’s service with the Employer and all Affiliates, determined for a given computation period and equal to the number of hours credited to the employee according to the following rules:

(a)

Paid Duty.  An Hour of Service shall be credited for each hour for which the employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate.  These hours shall be credited to the employee for the computation period or periods in which the duties are performed.

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(b)

Paid Nonduty.  An Hour of Service shall be credited for each hour for which the employee is paid, or entitled to payment, by the Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, that:

(i)

no more than five hundred one (501) Hours of Service shall be credited on account of a single continuous period during which the employee performs no duties (whether or not such period occurs in a single computation period),

(ii)

no Hours of Service shall be credited on account of payments made under a plan maintained solely for the purpose of complying with applicable workers’ compensation, unemployment compensation or disability insurance laws,

(iii)	no Hours of Service shall be credited on account of payments which solely reimburse the employee for medical or medically related expenses incurred by the employee, and
(iv)

payments shall be deemed made by or due from the Employer or an Affiliate whether made directly or indirectly from a trust fund or an insurer to which the Employer or an Affiliate contributes or pays premiums.

These hours shall be credited to the employee for the computation period for which payment is made or, if the payment is not computed by reference to units of time, the hours shall be credited to the first computation period in which the event, for which any part of the payment is made, occurred.

(c)

Back Pay.  An Hour of Service shall be credited for each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or an Affiliate.  The same Hours of Service credited under paragraph (a) or (b) shall not be credited under this paragraph (c).  The crediting of Hours of Service under this paragraph (c) for periods and payments described in paragraph (b) shall be subject to all the limitations of that paragraph.  These hours shall be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

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(d)	Unpaid Absences.
(i)

Military Leaves.  During service in the Armed Forces of the United States, if the employee both entered such service and returned to employment with the Employer or an Affiliate from such service under circumstances entitling the employee to reemployment rights granted veterans under federal law, the employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence; provided, however, that if the employee does not return to employment for any reason other than death, Disability or attainment of Normal Retirement Age within the time prescribed by law for the retention of veteran’s reemployment rights, such Hours of Service shall not be credited.

(ii)

Leaves of Absence.  If (and to the extent that) the Committee so provides in rules, during each unpaid leave of absence authorized by the Employer or an Affiliate for Plan purposes under such rules, the employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence; provided, however, that if the employee does not return to employment for any reason other than death, Disability or attainment of Normal Retirement Age at the expiration of the leave of absence, such Hours of Service shall not be credited.

(iii)

Parenting Leaves.  To the extent not otherwise credited and solely for the purpose of determining whether a One‑Year Break in Service has occurred, Hours of Service shall be credited to an employee for any period of absence from work due to pregnancy of the employee, the birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such child by the employee or for the purpose of caring for such child for a period beginning immediately following such birth or placement.  The employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence.  If it is impossible to determine the number of Hours of Service which would otherwise normally have been so credited, the employee shall be credited with eight (8) Hours of Service for each day of such absence.  In no event, however, shall the number of Hours of Service credited for any such absence exceed five hundred one (501) Hours of Service.  Such Hours of Service shall be credited to the computation period in which such absence from work begins if crediting all or any portion of such

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Hours of Service is necessary to prevent the employee from incurring a One‑Year Break in Service in such computation period.  If the crediting of such Hours of Service is not necessary to prevent the occurrence of a One‑Year Break in Service in that computation period, such Hours of Service shall be credited in the immediately following computation period (even though no part of such absence may have occurred in such subsequent computation period).  These Hours of Service shall not be credited until the employee furnishes timely information which may be reasonably required by the Committee to establish that the absence from work is for a reason for which these Hours of Service may be credited.

(e)

Special Rules.  For periods prior to January 1, 2018, Hours of Service may be determined using whatever records are reasonably accessible and by making whatever calculations are necessary to determine the approximate number of Hours of Service completed during such prior period.  To the extent not inconsistent with other provisions hereof, Department of Labor regulations 29 C.F.R. §2530.200b‑2(b) and (c) are hereby incorporated by reference herein.  To the extent required under section 414 of the Code, services of leased owners, leased managers, shared employees, shared leased employees and other similar classifications (excluding Leased Employees) for the Employer or an Affiliate shall be taken into account as if such services were performed as a common law employee of the Employer for the purposes of determining Vesting Service and One‑Year Breaks in Service as applied to Vesting Service.  For purposes of the Plan, application of the leased employee rules under section 414(n) of the Code shall be subject to the following:  (i) “contingent services” shall mean services performed by a person for the Employer or an Affiliate during the period the person has not performed the services on a substantially full time basis for a period of at least twelve (12) consecutive months, (ii) except as provided in (iii), contingent services shall not be taken into account for purposes of determining Vesting Service and One‑Year Breaks in Service as applied to Vesting Service, (iii) contingent services performed by a person who has become a Leased Employee shall be taken into account for purposes of determining Vesting Service and One‑Year Breaks in Service as applied to Vesting Service, and (iv) all service performed as a Leased Employee (i.e., all service following the date an individual has satisfied all three requirements for becoming a Leased Employee) shall be taken into account for purposes of determining Vesting Service and One‑Year Breaks in Service as applied to Vesting Service.

(f)

Equivalency for Certain Exempt Employees.  Notwithstanding anything to the contrary in the foregoing, any employee for whom the Employer or an Affiliate is not otherwise required by state or federal “wage and hour” or

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other law to count hours worked shall be credited on the basis that, without regard to the employee’s actual hours worked, such employee shall be credited with one hundred ninety (190) Hours of Service for a calendar month if, under the provisions of this Section (other than this paragraph), such employee would be credited with at least one (1) Hour of Service during that calendar month.

1.1.17.Leased Employee — any individual (other than an employee of the Employer or an Affiliate) who performs services for the Employer or an Affiliate if (i) services are performed under an agreement between the Employer or an Affiliate and any other individual or company, (ii) the individual performs services for the Employer on a substantially full time basis for a period of at least twelve (12) consecutive months, and (iii) the individual’s services are performed under the primary direction or control of the Employer or an Affiliate.  In determining whether an individual is a Leased Employee of the Employer or an Affiliate, all prior service with the Employer or an Affiliate (including employment as a common law employee) shall be used for purposes of satisfying (ii) above.  No individual shall be considered a Leased Employee unless and until all conditions have been satisfied.

1.1.18.Normal Retirement Age — the first day of the calendar month coincident with or next following the date a Participant attains age sixty‑five (65) years.

1.1.19.One‑Year Break in Service — a Plan Year for which an employee is not credited with more than five hundred (500) Hours of Service.  (A One‑Year Break in Service shall be deemed to occur only on the last day of such Plan Year.)

1.1.20.Participant — an employee of the Employer who becomes a Participant in the Plan in accordance with the provisions of Section 2.  An employee who has become a Participant shall be considered to continue as a Participant in the Plan until the date of the Participant’s death or, if earlier, the date when the Participant is no longer employed in Recognized Employment and upon which the Participant no longer has any Account under the Plan (that is, the Participant has both received a distribution of all of the Participant’s Vested Account, if any, and the non‑vested portion of the Participant’s Account, if any, has been forfeited and disposed of as provided in Section 6.2).

1.1.21.Plan — the tax‑qualified stock bonus and employee stock ownership plan of the Employer established for the benefit of employees eligible to participate therein, as first set forth in this Plan Statement.  (As used herein, “Plan” refers to the legal entity established by the Employer and not to the documents pursuant to which the Plan is maintained.  That document is referred to herein as the “Plan Statement.”)  The Plan shall be referred to as the “PEOPLE’S UTAH BANCORP EMPLOYEE STOCK OWNERSHIP PLAN.”

1.1.22.Plan Statement — this document entitled “PEOPLE’S UTAH BANCORP EMPLOYEE STOCK OWNERSHIP PLAN TRUST AGREEMENT (2018 Statement)” as adopted by the Principal Sponsor generally effective as of January 1, 2018, as the same may be amended from time to time thereafter.

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1.1.23.Plan Year — the twelve (12) consecutive month period ending on any Annual Valuation Date.

1.1.24.Principal Sponsor — People’s Utah Bancorp, a Utah corporation.

1.1.25.Recognized Compensation — §415 compensation as defined in Section 1.7 of Appendix A, subject, however, to the following:

(a)

Elective Deferrals.  Regardless of the foregoing, Recognized Compensation shall include any elective deferral (as defined in section 402(g)(3) of the Code and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in gross income of the Participant by reason of section 125, 132(f)(4) or 457 of the Code.

(b)

Pre‑Participation Employment.  Remuneration paid by the Employer attributable to periods prior to the date the Participant became a Participant in the Plan shall not be taken into account in determining the Participant’s Recognized Compensation.

(c)	Non‑Recognized Employment. Remuneration paid by the Employer for employment that is not Recognized Employment shall not be taken into account in determining a Participant’s Recognized Compensation.
(d)	Attribution to Periods. A Participant’s Recognized Compensation shall be considered attributable to the period in which it is actually paid and not when earned or accrued.
(e)	Excluded Periods. Amounts received after the Participant’s termination of employment shall not be taken into account in determining a Participant’s Recognized Compensation.
(f)	Multiple Employers. If a Participant is employed by more than one Employer in a Plan Year, a separate amount of Recognized Compensation shall be determined for each Employer.
(g)

Annual Maximum.  A Participant’s Recognized Compensation for a Plan Year shall not exceed the annual compensation limit under section 401(a)(17) of the Code, which is Two Hundred Seventy‑Five Thousand Dollars ($275,000) (as adjusted under the Code for cost‑of‑living increases).

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1.1.26.Recognized Employment — all service with the Employer by persons classified by the Employer as an employee on both payroll and personnel records; subject, however, to the following:

(a)	Exclusions. Services classified by the Employer as being performed in the following categories of employment shall be excluded from Recognized Employment:
(i)

employment in a unit of employees whose terms and conditions of employment are subject to a collective bargaining agreement between the Employer and a union representing that unit of employees, unless (and to the extent) such collective bargaining agreement provides for the inclusion of those employees in the Plan,

(ii)	employment of a nonresident alien who is not receiving any earned income from the Employer which constitutes income from sources within the United States,
(iii)

employment of a United States citizen or a United States resident alien outside the United States unless and until the Committee shall declare such employment to be Recognized Employment (if such a designation is made, the Committee also shall specify the extent to which the compensation payable to such citizen by the Employer, the foreign Affiliate, or both shall be recognized for purposes of the Plan), and

(iv)	employment of an individual to the extent agreed to in writing by that individual.
(b)

Non‑Employees.  Services performed for the Employer by an individual who is not classified by the Employer as an employee on both payroll and personnel records shall not be considered Recognized Employment.  Without limiting the generality of the foregoing, such services shall include services performed by an individual classified by the Employer as a Leased Employee, leased owner, leased manager, shared employee, shared leased employee, temporary worker, independent contractor, contract worker, agency worker, freelance worker or other similar classification.

(c)

Effect of Classification.  The Employer’s classification of an individual at the time of inclusion in or exclusion from Recognized Employment shall be conclusive for the purpose of the foregoing rules.  No reclassification of an individual’s status with the Employer, for any reason, without regard to whether it is initiated by a court, governmental agency or otherwise and without regard to whether or not the Employer agrees to such reclassification, shall result in the individual being retroactively included in

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Recognized Employment.  Notwithstanding anything to the contrary in this provision, however, the Committee may declare that a reclassified individual will be included in Recognized Employment prospectively.  Any uncertainty concerning an individual’s classification shall be resolved by excluding the individual from Recognized Employment.

1.1.27.Trustee — the Trustee originally named hereunder and its successor or successors in trust.  Where the context requires, Trustee shall also mean and refer to any one or more co‑trustees serving hereunder.

1.1.28.Valuation Date — any date that both the NASDAQ Capital Market and the Trustee are open and conducting business.

1.1.29.Vested — nonforfeitable, i.e., a claim obtained by a Participant or the Participant’s Beneficiary to that part of an immediate or deferred benefit hereunder which arises from the Participant’s service, which is unconditional and which is legally enforceable against the Plan.

1.1.30.Vesting Service — a measure of an employee’s service with the Employer and all Affiliates (stated as a number of years) which is equal to the number of computation periods for which the employee is credited with one thousand (1,000) or more Hours of Service; subject, however, to the following rules:

(a)	Computation Periods. The computation periods for determining Vesting Service shall be the Plan Years.
(b)

Completion.  A year of Vesting Service shall be deemed completed as of the date in the computation period that the employee completes one thousand (1,000) Hours of Service.  (Fractional years of Vesting Service shall not be credited.)

(c)	No Age Exclusion. Vesting Service shall be credited with respect to Hours of Service in any computation period completed without regard to the Participant’s age.
(d)	Pre‑January 1, 2018 Service. Vesting Service shall be credited with respect to Hours of Service in any computation period completed prior to the computation period in which this Plan became effective.
(e)

Service With Certain Predecessor Employers.  Vesting Service shall include all Hours of Service earned with any entity, division or facility of the Employer prior to being acquired by the Employer, so long as such entity, division or facility was acquired on or after October 18, 2013.

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(f)

Vesting in Pre‑Break Accounts.  If the employee has five (5) or more consecutive One‑Year Breaks in Service, the employee’s service after such One‑Year Breaks in Service shall not be counted as years of Vesting Service for the purpose of determining the Vested percentage of that portion of the employee’s Account derived from Employer contributions allocated with respect to the employee’s service before such One‑Year Breaks in Service.

(g)

Vesting in Post‑Break Accounts (No Rule of Parity).  If the employee has any break in service, the employee’s service both before and after such break in service shall be taken into account in computing Vesting Service for the purpose of determining the Vested percentage of that portion of the employee’s Account derived from Employer contributions allocated with respect to the employee’s service after such break in service.

1.2.Compliance With Uniformed Services Employment and Reemployment Rights Act of 1994 and Heroes Earnings Assistance and Relief Tax Act of 2008.  Notwithstanding any provision of the Plan Statement to the contrary, contributions, benefits or service credits, if any, will be provided in accordance with section 414(u) of the Code.  Notwithstanding any provision of the Plan Statement to the contrary, (i) differential pay (as defined in section 3401(h)(2) of the Code) shall be included in compensation that is used to determine benefits, (ii) the death of a Participant during qualified military service (as defined in section 414(u)(5) of the Code) will be treated as death while in the employment of the Employer and all Affiliates for purposes of any benefits (other than benefit accruals related to the period of qualified military service) to which the Participant’s survivors would have been entitled had the Participant resumed employment and then terminated employment on account of death, and (iii) subject to the conditions under section 414(u)(9) of the Code, any individual who cannot be reemployed after qualified military service on account of death or disability shall be deemed to have been reemployed in accordance with reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 as of the day before death or disability and then terminated on the date of death or disability for benefit accrual purposes under section 414(u)(1) of the Code.

1.3.Rules of Interpretation.  An individual shall be considered to have attained a given age on the individual’s birthday for that age (and not on the day before).  The birthday of any individual born on a February 29 shall be deemed to be February 28 in any year that is not a leap year.  Notwithstanding any other provision of this Plan Statement or any election or designation made under the Plan, any individual who feloniously and intentionally kills a Participant or Beneficiary shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Participant or Beneficiary.  A final judgment of conviction of felonious and intentional killing is conclusive for the purposes of this Section.  In the absence of a conviction of felonious and intentional killing, the Committee shall determine whether the killing was felonious and intentional for the purposes of this Section.  Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words “hereof,” “herein” or “hereunder” or other similar compounds of the word “here” shall mean and refer to this entire Plan

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Statement and not to any particular paragraph or Section of this Plan Statement unless the context clearly indicates to the contrary.  The titles given to the various Sections of this Plan Statement are inserted for convenience of reference only and are not part of this Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof.  Any reference in this Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation.  This document has been executed and delivered in the State of Utah and has been drawn in conformity to the laws of that State and shall, except to the extent that federal law is controlling, be construed and enforced in accordance with the laws of the State of Utah.

1.4.Plan Contingent Upon Initial Qualification.  The establishment of the Plan and each contribution made hereunder are conditioned upon receipt of a favorable determination from the Internal Revenue Service as to the initial qualification of the Plan under the pertinent provisions of the Code.  If the Plan is found not to so qualify, the Principal Sponsor may, within one (1) year of receiving notice of denial of qualification, at its election, rescind the Plan, and the Trustee may be directed to return contributions made during the period it is not so qualified to the Employer or to the Participants, as the case may be, adjusted for their pro rata share of earnings and market gains or losses which accrued while they were held in the Fund.

Section 2

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ELIGIBILITY AND PARTICIPATION

2.1.General Eligibility Rule.  All employees who are employed in Recognized Employment on January 1, 2018 and who have attained age eighteen (18) shall become Participants in the Plan on January 1, 2018.  Any other employee shall become a Participant on the entry date coincident with or next following the date as of which the employee is hired, if the employee is then employed in Recognized Employment and has attained eighteen (18) years of age.  If the employee is not then employed in Recognized Employment or has not yet attained age eighteen (18) years, the employee shall become a Participant on the first date thereafter upon which the employee satisfies both requirements.  For purposes of this Section 2, “entry date” shall mean the first day of each calendar month.

2.2.Special Rule for Former Participants.  A Participant whose employment with the Employer terminates and who subsequently is reemployed by the Employer shall immediately reenter the Plan as a Participant upon the Participant’s return to Recognized Employment.

2.3.Special Rule Where Nonrecognition of Gain Elected for Employer Securities.  Notwithstanding the foregoing, if the Plan acquires employer securities (as defined in section 409(l) of the Code) and the seller thereof elects nonrecognition of gain thereon under section 1042 of the Code (or any successor provision), then the following persons shall not thereafter be eligible to receive an allocation of Employer Securities (or any other allocation made in lieu of such securities) acquired by the Plan in a transaction to which section 1042 of the Code applies:

(a)	such seller, and
(b)	any person who is a member of the “family” (as defined below) of such seller, and
(c)	any other person who “owns” (as defined below) more than twenty‑five percent (25%) in value of any class of outstanding Employer Securities.

For purposes of this section, the term “family” shall include only an individual’s brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants, and the term “owns” shall include constructive ownership through family members and partnerships, estates, trust and corporations as specified in section 318(a) of the Code (or any successor provision).

Section 3

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CONTRIBUTIONS AND ALLOCATION THEREOF

3.1.Employer Contributions.

3.1.1.Source of Employer Contributions.  All Employer contributions to the Plan may be made without regard to profits.

3.1.2.Limitation.  The contribution of the Employer to the Plan for any year, when considered in light of its contribution for that year to all other tax‑qualified plans it maintains, shall, in no event, exceed the maximum amount deductible by it for federal income tax purposes as a contribution to a tax‑qualified stock bonus plan under section 404 of the Code.  Each such contribution to the Plan is conditioned upon its deductibility for such purpose.

3.1.3.Form of Payment.  The appropriate contribution of the Employer to the Plan, determined as herein provided, shall be paid to the Trustee and may be paid either in cash or in Employer Securities or in other assets of any character of a value equal to the amount of the contribution or in any combination of the foregoing ways.

3.1.4.Leveraged Acquisitions.  The Trustee shall not be permitted to borrow or use the proceeds of any exempt loan (as defined in Treasury Regulation §54.4975‑7) for the purpose of acquiring common stock of the Principal Sponsor.

3.1.5.Advance Contributions.  Notwithstanding the foregoing, if an Employer shall make a contribution as of an Annual Valuation Date which is subsequent to the actual date of contribution and designate such contribution for allocation as of such subsequent Annual Valuation Date, then:

(a)	such contribution shall be segregated for investment purposes by the Trustee from other assets of the Fund until such subsequent Annual Valuation Date, and
(b)

the amount of such segregated contribution (adjusted for gains or losses) shall be allocated as of such Annual Valuation Date as if it were an Employer contribution made in fact on that Annual Valuation Date.

3.2.Discretionary Contributions.

3.2.1.General.  The Employer may (but shall not be required to) make discretionary contributions from year to year during the continuance of the Plan in such amounts as the Employer shall from time to time determine.  Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

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3.2.2.Allocation.  The Employer discretionary contribution for a Plan Year, including forfeitures, if any, to be included with that contribution for allocation as of the Annual Valuation Date of such Plan Year, shall be allocated to the Accounts of eligible Participants under Section 3.3.  The Employer discretionary contribution shall be allocated to the Accounts of eligible Participants in the ratio that each eligible Participant’s allocation points for the Plan Year bears to the total allocation points of all eligible Participants for the Plan Year.  Each eligible Participant’s allocation points for the Plan Year shall be equal to the sum of:  (i) one (1) point for each One Thousand Dollars ($1,000) of Recognized Compensation for the Plan Year and (ii) two (2) points for each year of Vesting Service credited as of the last day of the Plan Year.

3.2.3.Crediting to Accounts.  The Employer discretionary contribution made for an eligible Participant shall be allocated to such Participant’s Account for the Plan Year with which it is made and, for purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

3.3.Eligible Participants.  For purposes of this Section 3, a Participant shall be an eligible Participant for a Plan Year only if such Participant satisfies all of the following requirements in (a) or (b) below:

(a)

is credited with at least one thousand (1,000) Hours of Service for such Plan Year, and on the last day of such Plan Year, is an employee of the Employer (including for this purpose any Participant who then is on temporary layoff or authorized leave of absence or who, during such Plan Year, was inducted into the Armed Forces of the United States from employment with the Employer); or

(b)	terminates employment with the Employer within the Plan Year by reason of death, retirement at or after the Participant’s Normal Retirement Age or Disability.

No other Participant shall be an eligible Participant.

3.4.Adjustments.

3.4.1.Make‑Up Contributions for Omitted Participants.  If, after the Employer’s annual contribution for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an employee who should have been considered a Participant) who should have been entitled to share in such contribution received no allocation or received an allocation which was less than the Participant should have received, the Committee may, at its election, and in lieu of reallocating such contribution, direct the Employer to make a special make‑up contribution for the Account of such Participant in an amount adequate to provide the same addition to the Participant’s Account for such Plan Year as the Participant should have received.

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3.4.2.Mistaken Contributions.  If, after the Employer’s contribution for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an individual who was not a Participant) received an allocation which was more than the Participant should have received, the Committee may direct that the mistaken contribution, adjusted for its pro rata share of any net loss or net gain in the value of the Fund which accrued while such mistaken contribution was held therein, shall be withdrawn from the Account of such individual and retained in the Fund and used to reduce the amount of the next succeeding contribution of the Employer to the Fund due after the determination that such mistaken contribution had occurred.

3.5.Limitation on Annual Additions.  In no event shall amounts be allocated to the Account of any Participant if, or to the extent, such amounts would exceed the limitations set forth in Appendix A to this Plan Statement.

3.6.Effect of Disallowance of Deduction or Mistake of Fact.  All Employer contributions to the Plan are conditioned on their qualification for deduction for federal income tax purposes under section 404 of the Code.  If any such deduction should be disallowed, in whole or in part, for any Employer contribution to the Plan for any year, or if any Employer contribution to the Plan is made by reason of a mistake of fact, then there shall be calculated the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake in determining the deduction or a mistake of fact.  The Principal Sponsor shall direct the Trustee to return such excess, adjusted for its pro rata share of any net loss (but not any net gain) in the value of the Fund which accrued while such excess was held therein, to the Employer within one (1) year of the disallowance of the deduction or the mistaken payment of the contribution, as the case may be.  If the return of such amount would cause the balance of any Account of any Participant to be reduced to less than the balance which would have been in such Account had the mistaken amount not been contributed, however, the amount to be returned to the Employer shall be limited so as to avoid such reduction.

Section 4

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INVESTMENT AND ADJUSTMENT OF ACCOUNTS

4.1.Valuation and Adjustment of Accounts.

4.1.1.Valuation of Fund.  The Trustee shall value the Fund as of each Valuation Date, which valuation shall reflect, as nearly as possible, the then fair market value of the assets comprising the Fund (including income accumulations therein).  The fair market value of the Employer Securities shall be the closing price of such stock as reported on the NASDAQ Capital Market (or such other national securities exchange upon which such Employer Securities are listed) on the date as of which fair market value is being determined.

4.1.2.Adjustment of Accounts.  The Principal Sponsor shall cause the value of each Account to be increased (or decreased) from time to time for distributions, contributions, dividends, investment gains (or losses) and expenses charged to the Account.

4.1.3.Rules.  The Committee shall establish additional rules for the adjustment of Accounts, including the times when contributions shall be credited under Section 3 for the purposes of allocating gains or losses under this Section 4.

4.2.Management and Investment of Fund.  The Fund in the hands of the Trustee, together with all additional contributions made thereto and together with all net income thereof, shall be controlled, managed, invested, reinvested and ultimately paid and distributed to Participants and Beneficiaries by the Trustee with all the powers, rights and discretions generally possessed by trustees, and with all the additional powers, rights and discretions conferred upon the Trustee under this Plan Statement.  The Trustee shall have the exclusive authority to manage and control the assets of the Fund and shall not be subject to the direction of any person in the discharge of its duties except the directions of the Committee with respect to Employer Securities pursuant to Section 4.4 or the directions of the Committee to pay benefits hereunder, nor shall its authority be subject to delegation or modification except by formal amendment of this Plan Statement.

4.3.Investment of Fund.  This Plan is a stock bonus and employee stock ownership plan.  This Plan is designed to invest primarily in Employer Securities.  To the extent that Employer Securities are available and subject to Section 4.4, the Trustee shall generally invest the Fund entirely in Employer Securities; provided, however, that the Trustee is specifically authorized to hold cash or cash equivalents sufficient to meet anticipated cash distributions to Participants and Beneficiaries.

4.4.Authority With Respect to Employer Securities.

4.4.1.Board Authority if Corporate Trustee.  If a corporate (as distinguished from individual) Trustee is acting hereunder, the following rules shall apply:  the Board of Directors of the Principal Sponsor (or the Committee, if so delegated by the Board of Directors)

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shall have the exclusive power, authority and responsibility for directing the Trustee in all actions or decisions with respect to Employer Securities, other than valuation of such securities as provided in Section 4.1.  Without limiting the generality of the foregoing, the Board of Directors of the Principal Sponsor (or the Committee, if so delegated by the Board of Directors) shall have the exclusive power, authority and responsibility (i) to determine whether to sell, purchase or hold Employer Securities, and (ii) to determine how Employer Securities shall be voted (except to the extent Participants and Beneficiaries have properly exercised pass‑through voting rights under Section 10.7).  In the absence of such directions, the Trustee shall take no action with respect to Employer Securities.

4.4.2.Trustee Authority if Individual Trustee.  If one or more individual (as distinguished from corporate) Trustees are acting hereunder, all responsibilities and duties described in Section 4.4.1 above shall be in such individual Trustee (except to the extent Participants and Beneficiaries have properly exercised pass‑through voting rights under Sections 10.7, respectively).

4.4.3.Use of Dividends.  If dividends are received on Employer Securities allocated to Participants’ Accounts, the Trustee shall either (i) allocate the dividend to Participants’ Accounts and retain such dividend in Participants’ Accounts, (ii) distribute dividends on Employer Securities allocated to Accounts (whether or not Vested) to Participants and Beneficiaries in cash not later than ninety (90) days after the close of the Plan Year in which the dividends are paid on such Employer Securities, or (iii) permit the Participant to elect to reinvest such dividends in Employer Securities in accordance with section 404(k)(2)(A)(iii) of the Code.  The issuer of the Employer Securities may elect to pay any cash dividend directly to the Participants or Beneficiaries.  Any such payments of cash dividend on shares of Employer Securities shall be accounted for as if the Participant or Beneficiary receiving such dividends was the direct owner of such shares of Employer Securities and such payment shall not be treated as a distribution under the Plan.

Section 5

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VESTING

5.1.Employer Contribution Accounts.

5.1.1.Graduated Vesting.  Except as hereinafter provided, contributions made to the Account of each Participant shall become Vested in accordance with the following schedule:

When the Participant Has Completed the Following Years of Vesting Service:	The Vested Portion of Contributions to the Participant’s Account Will Be:

Less than 1 year	0%
1 year but less than 2 years	20%
2 years but less than 3 years	40%
3 years but less than 4 years	60%
4 years but less than 5 years	80%
5 years or more	100%

5.1.2.Full Vesting.  Notwithstanding any of the foregoing provisions for progressive vesting of Accounts of Participants, the entire Account of each Participant shall be fully Vested upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

(a)	the Participant’s death,
(b)	the Participant’s attainment of Normal Retirement Age,
(c)	the Participant’s Disability,
(d)	a partial termination of the Plan which is effective as to the Participant, or
(e)	a complete termination of the Plan or a complete discontinuance of Employer contributions hereto.

5.1.3.Forfeiture Event.  A Participant who is not in the employment of the Employer or an Affiliate upon a complete termination of the Plan or a complete discontinuance of Employer contributions hereto, shall be fully Vested if, on the date of such termination or discontinuance, such Participant has not had a “forfeiture event” as described in Section 6.2.1.

5.1.4.Special Rule for Partial Distributions.  If a distribution is made of less than the entire Account of a Participant who is not fully (100%) vested, then until the Participant’s Account becomes fully (100%) vested or until the Participant incurs five (5) or more consecutive One‑Year Breaks in Service, whichever first occurs, the Participant’s Vested interest in such

‑20‑

Account at any relevant time shall not be less than an amount (“X”) determined by the formula X=P(B+D)‑D.  For the purpose of applying the formula, “P” is the Vested percentage at any relevant time (determined pursuant to Section 5); “B” is the account balance at the relevant time; “D” is the amount of the distribution.

5.1.5.Effect of Break on Vesting.  If a Participant who is not fully (100%) vested incurs five (5) or more consecutive One‑Year Breaks in Service, returns to Recognized Employment and is thereafter eligible for any additional allocation of Employer contributions, the Participant’s undistributed Account, if any, attributable to Employer contributions allocated as of a date before such five (5) consecutive One‑Year Breaks in Service and the Participant’s new Account attributable to Employer contributions allocated as of a date after such five (5) consecutive One‑Year Breaks in Service shall be separately maintained for vesting purposes until the Participant’s Account becomes fully (100%) Vested.

5.2.Dividends on Employer Securities.  Notwithstanding any provision in this Section 5 to the contrary, cash dividends on Employer Securities that are reinvested in Employer Securities in accordance with Section 4.4 shall be fully (100%) Vested at all times.

Section 6

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MATURITY

6.1.Events of Maturity.  A Participant’s Account shall mature and the Vested portion shall become distributable in accordance with Section 7 upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

(a)	the Participant’s death;
(b)	the Participant’s termination of employment, whether voluntary or involuntary;
(c)

the attainment of age seventy and one‑half (70‑1/2) years by a Participant who is a five percent (5%) owner (as defined in Appendix B) at any time during the year in which the Participant attained age seventy and one‑half (70‑1/2) years and the crediting of any amounts to such a Participant’s Account after such time; or

(d)	the Participant’s Disability;

provided, however, that a transfer from Recognized Employment to employment with the Employer that is other than Recognized Employment or a transfer from the employment of one Employer participating in the Plan to another such Employer or to any Affiliate shall not constitute an Event of Maturity.

6.2.Forfeitures.

6.2.1.Forfeiture of Nonvested Portion of Account.  Following the occurrence of a Participant’s Event of Maturity, the non‑Vested portion of the Participant’s Account, if any, shall be forfeited as soon as administratively practicable on or after the Participant’s forfeiture event.  A forfeiture event shall occur with respect to a Participant upon the earliest of:

(a)	the occurrence after an Event of Maturity of five (5) consecutive One‑Year Breaks in Service,
(b)	the distribution after an Event of Maturity to (or with respect to) a Participant of the entire Vested portion of the Account of the Participant,
(c)	the death of the Participant at a time and under circumstances which do not entitle the Participant to be fully (100%) Vested in the Participant’s Account, or
(d)	the Event of Maturity of a Participant who has no Vested interest in the Participant’s Account.

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6.2.2.Restoration Upon Rehire After Forfeiture.  If the Participant returns to Recognized Employment with the Employer or an Affiliate after the non‑Vested portion of the Participant’s Account has been forfeited and before the Participant has five (5) consecutive One‑Year Breaks in Service, the amount so forfeited shall be restored to the Participant’s Account as of the Annual Valuation Date coincident with or next following the date the Participant returns (without adjustment for gains or losses after such forfeiture).  Notwithstanding the foregoing, such restoration shall be made only if the Participant repays to the Trustee for deposit in the Fund and crediting to the Participant’s Account the entire amount, if any, distribute to (or with respect to) the Participant after the Event of Maturity.  Such repayment cannot be “rolled over” from another arrangement.  If the distribution was on account of separation from service, such repayment must be made before the earlier of:  (i) five (5) years after the first day on which the Participant is subsequently reemployed by the Employer or Affiliate, or (ii) the close of the first period of five (5) consecutive One‑Year Breaks in Service commencing after the distribution.  If the distribution was on account of any other reason, such repayment must be made within five (5) years after the date of distribution.  In either case, such repayment must be made before the occurrence of five (5) consecutive One‑Year Breaks in Service after the Event of Maturity and before the termination of this Plan or the permanent discontinuance of Employer contributions to this Plan.

6.2.3.Use of Forfeitures.  Forfeitures shall be used for the following purposes (and, unless the Committee determines otherwise, in the following order):  to make restorations for rehired Participants as required in Section 6.2.2, to reduce Employer contributions, to reduce Plan expenses in the Plan Year in which the forfeiture occurred or in the succeeding Plan Year, or to correct errors, omissions and exclusions.  To the extent the forfeitures are used to reduce Employer contributions, they shall be added as soon as administratively practicable to the reduced Employer contribution, if any, to be allocated to the Accounts of all Participants eligible to share in the Employer contribution as provided in Section 3.2.  Any forfeitures remaining at the termination of the Plan shall be considered to be a discretionary contribution and shall be allocated to the Accounts of eligible Participants in the same ratio in which the Recognized Compensation of each such eligible Participant for the Plan Year bears to the Recognized Compensation for such Plan Year of all such eligible Participants.

6.2.4.Source of Restorations.  The amount necessary to make the restoration required under Section 6.2.2 shall come first from forfeitures of Participants of the rehiring Employer that are to be forfeited on the Annual Valuation Date on which the restoration is to occur.  If such forfeitures are not adequate for this purpose, the rehiring Employer shall make a contribution adequate to make the restoration as of that Annual Valuation Date (in addition to any contributions made under Section 3).  If the Participant is rehired by an Affiliate that is not an Employer, the amount necessary to make the restoration shall come first from forfeitures of Participants of the Principal Sponsor that are to be forfeited on the Annual Valuation Date on which the restoration is to occur and, if such forfeitures are not adequate for this purpose, then the Principal Sponsor shall make a contribution adequate to make the restoration as of that Annual Valuation Date (in addition to any contributions made under Section 3).

Section 7

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DISTRIBUTION

7.1.Application for Distribution

7.1.1.Application Required.  No distribution shall be made from the Plan until the Committee has received a written application for distribution from the Participant or the Beneficiary entitled to receive distribution.  The Committee may prescribe rules regarding the form of such application, the manner of filing such application and the information required to be furnished in connection with such application.

7.1.2.Exception for Small Amounts.  If a Participant whose Vested Account exceeds One Thousand Dollars ($1,000) but does not exceed Five Thousand Dollars ($5,000) incurs an Event of Maturity (other than death) and the Participant does not elect (i) to have the distribution rolled over to an eligible retirement plan specified by the Participant in a direct rollover, or (ii) to receive the distribution directly, the Committee shall direct the Trustee to pay the distribution in a direct rollover to an individual retirement account or annuity described in section 408(a) or 408(b) of the Code as soon as administratively following such Event of Maturity. If a Participant whose Vested Account does not exceed One Thousand Dollars ($1,000) incurs an Event of Maturity (other than death), the Committee shall direct the Trustee to distribute such Vested Account in a single lump sum payment as soon as administratively practicable following such Event of Maturity without an application for distribution.  Upon the death of a Participant whose Vested Account does not exceed Five Thousand Dollars ($5,000), such Participant’s Vested Account shall be distributed to the Beneficiary in a single lump sum as soon as administratively practicable following such Participant’s death without an application for distribution.  A Participant who has no Vested interest in the Participant’s Account as of the Participant’s Event of Maturity shall be deemed to have received an immediate distribution of the Participant’s entire interest in the Plan as of such Event of Maturity.

7.1.3.Exception for Required Distributions.  If no application for distribution has been timely received within a reasonable period of time before a Participant’s or Beneficiary’s required beginning date as determined under Section 7.2.2, then such Participant’s Vested Account shall be automatically distributed in a single lump sum without an application for distribution no later than the applicable date specified in Section 7.2.2.

7.1.4.Notices.  The Committee will issue such notices as may be required under sections 402(f), 411(a)(11) and other sections of the Code in connection with distributions from the Plan.  Such notification shall also include a description of the consequences of failing to defer receipt of a distribution.  No distribution will be made unless it is consistent with such notice requirements.  Distribution may commence less than thirty (30) days after the notice required under section 1.411(a)‑11(c) of the Income Tax Regulations or the notice required under section 1.402(f)‑1 of the Income Tax Regulations is given, provided that:

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(a)

The Committee clearly informs the distributee that the distributee has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect distribution and, if applicable, a particular distribution option); and

(b)	The distributee, after receiving the notice, affirmatively elects a distribution.

7.1.5.Direct Rollover.  A distributee who is eligible to elect a direct rollover may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.  A distributee who is eligible to elect a direct rollover includes a Participant, a Beneficiary, and a Participant’s spouse or former spouse who is an Alternate Payee under a qualified domestic relations order, as defined in section 414(p) of the Code.

(a)

Eligible rollover distribution means any distribution of all or any portion of an Account to a distributee who is eligible to elect a direct rollover except (i) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over the life expectancy of such distributee or the joint and last survivor life expectancy of such distributee and such distributee’s “designated beneficiary” as determined under section 401(a)(9) of the Code, and (ii) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over a specified period of ten (10) years or more, and (iii) any distribution to the extent such distribution is required under section 401(a)(9) of the Code, and (iv) any distribution on account of hardship, and (v) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(b)

Eligible retirement plan means (i) an individual retirement account described in section 408(a) of the Code, or (ii) an individual retirement annuity described in section 408(b) of the Code, or (iii) a Roth IRA described in section 408A of the Code, or (iv) a plan described in section 403(a) or section 403(b) of the Code, or (v) a qualified trust described in section 401(a) of the Code that accepts the eligible rollover distribution, or (vi) an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan.  The definition of eligible retirement plan shall also apply in the case of a distribution to a Beneficiary who is the surviving spouse of a Participant or to a spouse or former spouse who is an Alternate Payee.

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(c)	Direct rollover means the payment of an eligible rollover distribution by the Plan to the eligible retirement plan specified by the distributee who is eligible to elect a direct rollover.
(d)

Special Rule for Nonspouse Beneficiaries.  A distributee who is a Beneficiary and who is not the surviving spouse of a Participant or an Alternate Payee may elect, at the time and the manner prescribed by the Committee, to have all or any portion of such distributee’s eligible rollover distribution paid directly in a trustee‑to‑trustee transfer to an individual retirement account or annuity described in sections 408(a) or (b) of the Code or a Roth IRA described in section 408A of the Code, provided such individual retirement account, individual retirement annuity or Roth IRA meets the requirements of section 402(c)(11) of the Code.

7.2.Time of Distribution.

7.2.1.Application for Distribution.  Upon the receipt of a proper application for distribution from the distributee after the occurrence of an Event of Maturity effective as to a Participant, and after the Participant’s Vested Account has been determined and the right of the distributee to receive a distribution has been established, the Principal Sponsor shall cause the Trustee to make distribution of such Vested Account in a single lump sum as administratively practicable after the distributee requests the distribution (but in no event shall the payment commence later than the sixtieth (60th) day after the close of the Plan Year in which the distributee requests the distribution).

7.2.2.Required Distributions.  Notwithstanding Section 7.2.1, distribution shall be made or commenced not later than the required beginning date applicable to the Participant.

(a)

Participant.  If the distributee is a Participant who is not a five percent (5%) owner (as defined in Appendix B), the Participant’s required beginning date is the later of (i) the April 1 following the calendar year in which the Participant attains age seventy and one‑half (70‑1/2) years, or (ii) the April 1 following the calendar year in which the Participant terminates employment.

(b)

Five Percent Owner.  If the distributee is a Participant who is a five percent (5%) owner (as defined in Appendix B) at any time during the Plan Year ending with or within the calendar year in which such Participant attains age seventy and one‑half (70‑1/2) years, the Participant’s required beginning date is the April 1 following the calendar year in which the Participant attains age seventy and one‑half (70‑1/2) years.

(c)

Beneficiary.  Distribution to a Beneficiary shall be made not later than December 31 of the calendar year in which occurs the fifth (5th) anniversary of the death of the Participant; provided, however that if the Participant died

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on or after the Participant’s required beginning date (as described above), distribution to the Beneficiary shall be made not later than the December 31 of the calendar year in which occurs the first (1st) anniversary of the death of the Participant.

Notwithstanding any other provision of this Section 7, all distributions under this Plan shall comply with the minimum distribution requirements of section 401(a)(9) of the Code, including section 1.401(a)(9)‑2 through section 1.401(a)(9)‑9 of the Treasury Regulations and the minimum distribution incidental benefit requirements of section 401(a)(9)(G) of the Code.

7.3.Form of Distribution.  The only form of distribution available under this Plan is a lump sum payment.  To the extent that cash is available in the Fund, the Trustee shall cause distribution from a Participant’s Vested Account to be made in cash, unless the distributee requests distribution in whole shares of Employer Securities and such cash as may be necessary to represent fractional shares allocated to such Account.  To the extent a Vested Account is not invested in shares of Employer Securities and the distributee requests distribution of that portion of the Account be made in shares of Employer Securities, the Trustee shall purchase such shares for the purpose of distribution and shall not use shares allocated to other Participants to make such distribution.

7.4.Designation of Beneficiaries.

7.4.1.Right to Designate.  Each Participant may designate, upon forms to be furnished by and filed with the Committee, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of the Participant’s Vested Account in the event of the Participant’s death.  The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary or spouse.  No such designation, change or revocation shall be effective unless executed by the Participant and received by the Committee during the Participant’s lifetime.

7.4.2.Spousal Consent.  Notwithstanding the foregoing, a designation will not be valid for the purpose of paying benefits from the Plan to anyone other than a surviving spouse of the Participant (if there is a surviving spouse) unless that surviving spouse consents in writing to the designation of another person as Beneficiary.  To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the designation of the Beneficiary and must be witnessed by a notary public.  The consent of the spouse must be to the designation of a specific named Beneficiary which may not be changed without further spousal consent, or alternatively, the consent of the spouse must expressly permit the Participant to make and to change the designation of Beneficiaries without any requirement of further spousal consent.  The consent of the spouse to a Beneficiary is a waiver of the spouse’s rights to death benefits under the Plan.  The consent of the surviving spouse need not be given at the time the designation is made.  The consent of the surviving spouse need not be given before the death of the Participant.  The consent of the surviving spouse will be required, however, before benefits can be paid to any person other than the surviving spouse.  The consent of a spouse shall be irrevocable and shall be effective only with respect to that spouse.

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7.4.3.Failure of Designation.  If a Participant:

(a)	fails to designate a Beneficiary,
(b)	designates a Beneficiary and thereafter such designation is revoked without another Beneficiary being named,
(c)	designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant, or
(d)	designates more than one Beneficiary and one of such Beneficiaries so designated fails to survive the Participant, and the beneficiary designation fails to designate another Beneficiary,

such Participant’s Vested Account, or the part thereof as to which such Participant’s designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of the Participant’s surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

Participant’s surviving spouse
Participant’s surviving issue per stirpes and not per capita
Participant’s surviving parents
Participant’s surviving brothers and sisters
Representative of Participant’s estate.

7.4.4.Disclaimers by Beneficiaries.  A Beneficiary entitled to a distribution of all or a portion of a deceased Participant’s Vested Account may disclaim his or her interest therein subject to the following requirements.  To be eligible to disclaim, a Beneficiary must not have received a distribution of all or any portion of a Vested Account at the time such disclaimer is executed and delivered, and, if a natural person, must have attained legal age as of the date of the disclaimer.  Any disclaimer must be in writing and must be executed by the Beneficiary (or the Beneficiary’s duly appointed legal guardian, conservator, personal representative or other legal representative) before a notary public.  A disclaimer shall state that the Beneficiary’s entire interest in the undistributed Vested Account is disclaimed or shall specify what portion thereof is disclaimed.  To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to both the Committee and to the Trustee after the date of the Participant’s death but not later than nine (9) months after the date of the Participant’s death.  A disclaimer shall be irrevocable when delivered to both the Committee and the Trustee.  A disclaimer shall be considered to be delivered to the Committee or the Trustee only when actually received by the Committee or the Trustee (and in the case of a corporate Trustee, shall be considered to be delivered only when actually received by a trust officer familiar with the affairs of the Plan).  The Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported disclaimer.  Upon the filing of a disclaimer that complies with the foregoing requirements, the Beneficiary shall be considered not to have survived the

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Participant as to the interest disclaimed.  A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 8 and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan.  No other form of attempted disclaimer shall be recognized by either the Committee or the Trustee.  The foregoing requirements are solely for the purpose of disclaiming benefits under the Plan, and compliance with these requirements does not assure that the disclaimer will be valid for tax purposes or any other purposes.  It is the exclusive responsibility of the disclaimant to assure compliance with any and all necessary requirements to assure proper tax treatment of the disclaimer if that is one of its intended purposes.

7.4.5.Definitions.  When used herein and, unless the Participant has otherwise specified in the Participant’s Beneficiary designation, when used in a Beneficiary designation, “issue” means all persons who are lineal descendants of the person whose issue are referred to, subject to the following:

(a)	a legally adopted child and the adopted child’s lineal descendants always shall be lineal descendants of each adoptive parent (and of each adoptive parent’s lineal ancestors);
(b)

a legally adopted child and the adopted child’s lineal descendants never shall be lineal descendants of any former parent whose parental rights were terminated by the adoption (or of that former parent’s lineal ancestors); except that if, after a child’s parent has died, the child is legally adopted by a stepparent who is the spouse of the child’s surviving parent, the child and the child’s lineal descendants shall remain lineal descendants of the deceased parent (and the deceased parent’s lineal ancestors);

(c)

if the person (or a lineal descendant of the person) whose issue are referred to is the parent of a child (or is treated as such under applicable law) but never received the child into that parent’s home and never openly held out the child as that parent’s child (unless doing so was precluded solely by death), then neither the child nor the child’s lineal descendants shall be issue of the person.

“Child” means an issue of the first generation; “per stirpes” means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and “survive” and “surviving” mean living after the death of the Participant.

7.4.6.Special Rules.  Unless the Participant has otherwise specified in the Participant’s Beneficiary designation, the following rules shall apply:

(a)

If there is not sufficient evidence that a Beneficiary was living at the time of the death of the Participant, it shall be deemed that the Beneficiary was not living at the time of the death of the Participant.

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(b)

The automatic Beneficiaries specified in Section 7.4.3 and the Beneficiaries designated by the Participant shall become fixed at the time of the Participant’s death.  A Beneficiary who survives the Participant shall be permitted to designate one or more beneficiaries or alternative beneficiaries to receive the Beneficiary’s interest in the Account, if any, remaining at the death of the Beneficiary.  In the absence of such designation by the Beneficiary, such remaining interest shall be payable to the representative of such Beneficiary’s estate.

(c)

If the Participant designates as a Beneficiary the person who is the Participant’s spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation.  (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Committee after the date of the legal termination of the marriage between the Participant and such former spouse, and during the Participant’s lifetime.)

(d)

Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant’s death.

(e)

Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant’s death.

A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant’s legal residence.  The Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

7.5.Death Prior to Distribution.  If a Participant dies after the Participant’s Event of Maturity but before distribution of the Participant’s Vested Account has been completed, the undistributed Vested Account shall be distributed in the same manner as hereinbefore provided in the Event of Maturity by reason of death.  If, at the death of the Participant, any payment to the Participant was due or otherwise pending but not actually paid, the amount of such payment shall be included in the Vested Account which is payable to the Beneficiary (and shall not be paid to the Participant’s estate).

7.6.Facility of Payment.  In case of the legal disability, including minority, of a Participant, Beneficiary or Alternate Payee entitled to receive any distribution under the Plan, payment shall be made, if the Committee shall be advised of the existence of such condition:

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(a)	to the duly appointed guardian or conservator of such Participant, Beneficiary or Alternate Payee, or
(b)

to the duly appointed attorney‑in‑fact or other legal representative of such Participant, Beneficiary or Alternate Payee, but only if the appointment has been made in a manner approved by the Trustee, or

(c)

to a person or institution entrusted with the care or maintenance of the incompetent or disabled Participant, Beneficiary or Alternate Payee, provided, however, such person or institution has satisfied the Committee that the payment will be used for the best interest and assist in the care of such Participant, Beneficiary or Alternate Payee, and provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator, attorney‑in‑fact or other legal representative of such Participant, Beneficiary or Alternate Payee as provided above.

Any payment made in accordance with the foregoing provisions of this Section shall constitute a complete discharge of any liability or obligation of the Employer, the Committee, the Trustee and the Fund therefore.

7.7.Put Option.  If they are not publicly traded when distributed or are subject to a trading limitation when distributed, Employer Securities distributed hereunder shall be subject to a “put option” as follows:

(a)

Holder.  The put option shall be exercised by the distributee (whether the Participant or a Beneficiary), by any person to whom the Employer Securities have passed by gift from the distributee and by any person (including an estate or a recipient of the estate) to whom the Employer Securities passed upon the death of the distributee (hereinafter the “Holder”).

(b)

Period.  The put option must be exercised during the sixty (60) day period beginning on the date the Employer Securities are first distributed by the Plan (the “initial put option”) or during the sixty (60) day period that begins on the earlier of (i) first annual anniversary of such distribution date or (ii) the beginning of the sixty (60) day period ending on the last day of the Plan Year that immediately follows the Plan Year in which the initial put option starts (the “second put option”).  The period during which either the initial or second put option is exercisable shall not include any time when a Holder is unable to exercise the put option because the Employer is prohibited from honoring the put option by federal or state law.

(c)	Notice. To exercise the put option, the Holder shall notify the Employer in writing that the put option is being exercised.

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(d)

Payment.  Upon receipt of such notice, the Employer shall tender to the Holder within thirty (30) days of exercise, the fair market value either in cash or in a combination of cash equal to at least twenty‑five percent (25%) of the fair market value and a promissory note providing payment of the balance in four (4) equal annual installments of principal, with the first installment due one (1) year after the exercise and the last annual installment due four (4) years after exercise.  The note shall provide for full right of prepayment without penalty.  The unpaid principal balance on the promissory note shall bear interest at a reasonable rate set by the Committee.  There shall be adequate security for the promissory note as required under section 409(h) of the Code.

(e)

Assumption.  The Board of Directors of the Principal Sponsor shall have the option to cause the Plan to assume the Employer’s rights and obligations to acquire Employer Securities under the put option.  If the Plan issues a promissory note for payment, such note shall be guaranteed by the Employer.

(f)

Value.  For the purposes of this section, fair market value shall be determined in the same manner as provided in Section 4.1.1.  In the case of a transaction between the Plan and a disqualified person, fair market value must be determined as of the date of the transaction.  In all other cases, fair market value shall be determined as of the most recent Annual Valuation Date.

(g)

Trading Limitation.  For the purposes of this section, a “trading limitation” on a security is a restriction under any federal or state securities law, any regulation thereunder, or an agreement effecting the security which would make the security not as freely tradable as one not subject to such restrictions.

(h)

No Market.  If the Employer Securities were publicly traded and were not subject to a trading limitation when distributed but cease to be so traded during the period described in paragraph (b) above, the Employer must notify each Holder in writing within ten (10) days after the Employer Securities cease to be so traded that for the remainder of such period the Employer Securities are subject to the put option described in this Section.

7.8.Diversification Election.

7.8.1.Election.  Each “qualified Participant” (as defined below) in the Plan may elect within ninety (90) days after the close of each Plan Year in the “qualified election period” (as defined below) to direct the Plan to diversify up to twenty‑five percent (25%) of the Participant’s “eligible Account” (as defined below) in this Plan (to the extent such portion exceeds the amount to which a prior diversification election under this Section 7.8 applied).  In the case of

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the election year in which the Participant can make his last election, the preceding sentence shall be applied by substituting fifty percent (50%) for twenty‑five percent (25%).  The diversified amounts shall be transferred to the People’s Utah Bancorp Employees’ Retirement Plan (the “401(k) Plan”) and, at the election of the Participant, invested in one or more of “investment subfunds” (as defined below) available under the 401(k) Plan.  Once a portion of the Participant’s Account has been transferred to one of the “investment subfunds,” the Participant may elect to transfer such amounts between and among the “investment subfunds” in accordance with the terms of the 401(k) Plan and shall be subject to the distribution rules under the 401(k) Plan.  No transfer shall be made from an “investment subfund” under the 401(k) Plan to a Participant’s Account invested in Employer Securities under this Plan.  All proceeds that are transferred to the 401(k) Plan pursuant to an election by a Participant under this Section 7.8 shall upon transfer become subject to the distribution rules contained in the 401(k) Plan; provided, however, that any optional form of distribution or other “section 411(d)(6) protected benefit” (as defined by Treasury Regulations §1.411(d)‑4) available under this Plan shall continue to be available, except that the transferred benefits shall no longer be subject to the provisions concerning in‑kind distributions and put options in section 409(h) of the Internal Revenue Code.

7.8.2.Definitions.  When used in this section, the following terms have the following meaning:

(a)	“qualified Participant” means any Participant who has attained age fifty‑five (55) years and has been a Participant in this Plan for ten (10) years;
(b)	“qualified election period” means the six (6) Plan Year period beginning with the first Plan Year in which the Participant first became a qualified Participant;
(c)	“eligible Account” means the portion of a Participant’s Account which consists of Employer Securities;
(d)	“investment subfund” means any of the alternative investment vehicles made available from time to time under the 401(k) Plan for investment diversification purposes.

7.8.3.Correlation With Events of Maturity. A Participant who is eligible to make a diversification election under this Section 7.8 while also eligible to request distribution of such Participant’s entire Account under Section 7.2 (after having incurred an Event of Maturity) shall continue to be eligible to make a diversification election under this Section 7.8.

Section 8

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SPENDTHRIFT PROVISIONS

No Participant or Beneficiary shall have any transmissible interest in any Account nor shall any Participant or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of the Trustee, nor shall the Trustee, the Employer or the Committee recognize any assignment thereof, either in whole or in part, nor shall any Account be subject to attachment, garnishment, execution following judgment or other legal process while in the possession or control of the Trustee.

The power to designate Beneficiaries to receive the Vested Account of a Participant in the event of death shall not permit or be construed to permit such power or right to be exercised by the Participant so as thereby to anticipate, pledge, mortgage or encumber the Participant’s Account or any part thereof, and any attempt of a Participant so to exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by the Employer, the Committee and the Trustee.

This Section shall not prevent the Employer, the Committee or the Trustee from exercising, in their discretion, any of the applicable powers and options granted to them upon the occurrence of an Event of Maturity, as such powers may be conferred upon them by any applicable provision hereof.  This Section shall not prevent the Employer, the Committee or the Trustee from observing the terms of a qualified domestic relations order as defined in section 414(p) of the Code.

Section 9

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AMENDMENT AND TERMINATION

9.1.Amendment.  The Principal Sponsor reserves the power to amend this Plan Statement in any respect and either prospectively or retroactively or both:

(a)	in any respect by resolution of the Board of Directors; and
(b)	in any respect that does not materially increase the cost of the Plan by action of the Committee (with the written concurrence of the Chief Financial Officer of the Principal Sponsor);

provided that no amendment shall be effective to reduce or divest the Account of any Participant unless the same shall have been adopted with the consent of the Secretary of Labor pursuant to the provisions of ERISA, or in order to comply with the provisions of the Code and the regulations and rulings thereunder affecting the tax‑qualified status of the Plan and the deductibility of Employer contributions thereto.  Notwithstanding the foregoing, no amendment shall be effective to increase the duties of the Trustee without its consent.

9.2.Discontinuance of Contributions and Termination of Plan.  The Principal Sponsor reserves the right to reduce, suspend or discontinue its contributions to the Plan and to terminate the Plan herein embodied in its entirety.  Notwithstanding anything in this Plan Statement to the contrary, if the Principal Sponsor applies to the Internal Revenue Service for a ruling that the termination of the Plan does not adversely affect its qualified status, then all distributions (other than required distributions under Section 7.1.3) shall be suspended upon termination of the Plan pending the receipt of a favorable determination.

9.3.Merger or Spinoff of Plans.

9.3.1.In General.  The Principal Sponsor may cause all or a part of this Plan to be merged with all or a part of any other plan and may cause all or a part of the assets and liabilities to be transferred from this Plan to another plan.  In the case of merger or consolidation of this Plan with, or transfer of assets and liabilities of this Plan to, any other plan, each Participant shall (if such other plan were then terminated) receive a benefit immediately after the merger, consolidation or transfer which is not less than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated).  If the Principal Sponsor agrees to a transfer of assets and liabilities to or from another plan, the agreement under which such transfer is concluded (or an amendment of or appendix to this Plan Statement) shall specify the Accounts to which the transferred amounts are to be credited.

9.3.2.Limitations.  Notwithstanding the foregoing, no transfer shall be made to this Plan of assets that are subject to the joint and survivor annuity and preretirement survivor annuity rules of section 401(a)(11) of the Code.  In no event shall assets be transferred from any

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other plan to this Plan unless this Plan complies (or has been amended to comply) with the optional form of benefit requirements of section 411(d)(6)(B)(ii) of the Code (or, where applicable, the distribution rules of section 401(k) of the Code) with respect to such transferred assets.  In no event shall assets be transferred from this Plan to any other plan unless such other plan complies (or has been amended to comply) with the optional form of benefit requirements of section 411(d)(6)(B)(ii) of the Code and the distribution rules of section 401(k) of the Code with respect to such transferred assets.

9.3.3.Beneficiary Designations.  If assets and liabilities are transferred from another plan to this Plan, Beneficiary designations made under that plan shall become void on the date as of which such transfer is made and the Beneficiary designation rules of this Plan Statement shall apply beginning on such date.

9.4.Adoption by Other Employers.

9.4.1.Adoption by Consent.  The Principal Sponsor may consent to the adoption of the Plan by any business entity subject to such conditions as the Principal Sponsor may impose.

9.4.2.Procedure for Adoption.  Any such adopting business entity shall initiate its adoption of the Plan by delivery of a certified copy of the resolutions of its board of directors (or other authorized body or individual) adopting this Plan Statement to the Principal Sponsor.  Upon the consent by the Principal Sponsor to the adoption by the adopting business entity, and the delivery to the Trustee of written evidence of the Principal Sponsor’s consent, the adoption of the Plan by the adopting business entity shall be effective as of the date specified by the Principal Sponsor.  If such adopting business entity is not a corporation, any reference in the Plan Statement to its board of directors shall be deemed to refer to such entity’s governing body or other authorized individual.

9.4.3.Effect of Adoption.  Upon the adoption of the Plan by an adopting business entity as heretofore provided, the adopting business entity shall be an Employer hereunder in all respects.  Each adopting business entity, as a condition of continued participation in the Plan, delegates to the Principal Sponsor the sole power and authority over all Plan matters except that the board of directors of each adopting business entity shall have the power to amend this Plan Statement as applied to it by establishing a successor plan to which assets and liabilities may be transferred as provided in Section 9.3 and to terminate the Plan as applied to it.  Each reference herein to the Employer shall include the Principal Sponsor and all adopting business entities unless the context clearly requires otherwise.

Section 10

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CONCERNING THE TRUSTEE

10.1.Dealings With Trustee.

10.1.1.No Duty to Inquire.  No person, firm or corporation dealing with the Trustee shall be required to take cognizance of the provisions of this Plan Statement or be required to make inquiry as to the authority of the Trustee to do any act which the Trustee shall do hereunder.  No person, firm or corporation dealing with the Trustee shall be required to see either to the administration of the Plan or the Fund or to the faithful performance by the Trustee of its duties hereunder (except to the extent otherwise provided by ERISA).  Any such person, firm or corporation shall be entitled to assume conclusively that the Trustee is properly authorized to do any act which it shall do hereunder.  Any such person, firm or corporation shall be under no liability to anyone whomsoever for any act done hereunder pursuant to the written direction of the Trustee.

10.1.2.Assumed Authority.  Any such person, firm or corporation may conclusively assume that the Trustee has full power and authority to receive and receipt for any money or property becoming due and payable to the Trustee.  No such person shall be bound to inquire as to the disposition or application of any money or property paid to the Trustee or paid in accordance with the written directions of the Trustee.

10.2.Compensation of Trustee.  If a corporate Trustee shall be acting hereunder, the corporate Trustee shall be entitled to receive compensation for its services as Trustee hereunder as may be agreed upon from time to time by the Principal Sponsor and the Trustee.  Any individual Trustee who already receives full‑time pay from the Employer shall receive no compensation for services hereunder.  Other individual Trustee shall likewise serve without compensation unless they shall otherwise specifically agree with the Principal Sponsor to the contrary.  In any event, however, the Trustee (whether corporate or individual Trustee be acting) shall be entitled to receive reimbursement for reasonable expenses, fees, costs and other charges incurred by it or payable by it on account of the administration of the Plan and the Fund to the extent approved by the Principal Sponsor.  Such items of expense and compensation shall be payable out of the Fund in a fair and equitable manner as determined by the Trustee, except to the extent that the Employer, in its discretion, directly pays the Trustee.

10.3.Resignation and Removal of Trustee.

10.3.1.Resignation, Removal and Appointment.  The Trustee (or in the event two or more co‑trustees are acting, any such co‑trustee) may resign by giving ninety (90) days’ notice of intention to do so to the Principal Sponsor or such shorter notice as the Principal Sponsor may approve.  The Principal Sponsor may remove any Trustee or successor Trustee hereunder by giving such Trustee (or any co‑trustee) thirty (30) days’ written notice of removal by certified mail.  The Principal Sponsor shall have the power to appoint one or more individual or corporate Trustee, or both, as additional or successor Trustee.

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10.3.2.Automatic Removal.  If any individual who is a Trustee is a director, officer or employee when appointed as a Trustee, then such individual shall be automatically removed as a Trustee at the earliest time such individual ceases to be a director, officer or employee.  This removal shall occur automatically and without any requirement for action by the Principal Sponsor or any notice to the individual so removed.

10.3.3.Surviving Trustees.  When any person appointed, qualified and serving as a Trustee hereunder shall cease to be a Trustee of the Fund, the remaining Trustee or Trustees then serving hereunder, or the successor Trustee or Trustees appointed hereunder, as the case may be, shall thereupon be and become vested with full title and right to possession of all assets and records of the Plan and the Fund in the possession or control of such prior Trustee, and the prior Trustee shall forthwith account for and deliver the same to such remaining or successor Trustee or Trustees.

10.3.4.Successor Organizations.  By designating a corporate Trustee, original or successor, hereunder, there is included in such designation and as a part thereof any other corporation possessing trust powers and authorized by law to accept the Plan and the Fund into which or with which the designated corporate Trustee, original or successor, shall be converted, consolidated or merged, and the corporation into which or with which any corporate Trustee hereunder shall be so converted, consolidated or merged shall continue to be the corporate Trustee of the Plan and the Fund.

10.3.5.Co‑Trustee Responsibility.  No Trustee shall be or become liable for any act or omission of a co‑trustee serving hereunder with the Trustee (except to the extent that liability is imposed under ERISA) or of a prior Trustee hereunder, it being the purpose and intent that each Trustee shall be liable only for the Trustee’s own acts or omissions during the Trustee’s term of service as Trustee hereunder.

10.3.6.Allocation of Responsibility.  If there shall at any time be two (2) or more co‑trustees serving hereunder, such Trustees, in addition to all other powers and authorities vested in them by law or conferred upon them by any provision of this Plan Statement, shall have power to allocate and reallocate from time to time to any one or more of their number specific responsibilities, obligations or duties and may delegate and redelegate from time to time to any one or more of their number the exercise of any right, power or discretion vested in the Trustees by law or conferred upon them by any provision of this Plan Statement, and any person, firm or corporation dealing with the co‑trustees with respect to the Plan or the Fund may assume conclusively that any action taken or instrument executed by any one of such co‑trustees is the action of all the co‑trustees serving hereunder, and that authority for the doing of such act or the execution of such instrument has been conferred upon and delegated to the Trustee doing such act or executing such instrument.  If any responsibility, obligation, duty, right, power or discretion vested in the Trustee is allocated or delegated to one or more co‑trustees, the remaining co‑trustees shall not be or become liable for an act or omission by the co‑trustees to whom a right, power or discretion was delegated while such co‑trustees were acting pursuant to such delegation.

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10.3.7.Majority Decisions.  If there shall at any time be three (3) or more co‑trustees serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority.  No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

10.4.Accountings by Trustee.

10.4.1.Periodic Reports.  The Trustee shall render to the Principal Sponsor and to the Committee an account and report as soon as practicable after each Annual Valuation Date (and as soon as may be practicable after each other Valuation Date) showing all transactions affecting the administration of the Plan and the Fund, including, but not necessarily limited to, such information concerning the Plan and the Fund and the administration thereof by the Trustee as shall be requested in writing by the Principal Sponsor or the Committee.

10.4.2.Special Reports.  The Trustee shall also render such further reports from time to time as may be requested by the Principal Sponsor and shall submit its final report and account to the Principal Sponsor when it shall cease to be Trustee hereunder, whether by resignation or other cause.

10.5.Trustee’s Power to Protect Itself on Account of Taxes.  As a condition to making the distribution of a Participant’s Vested Account during the Participant’s lifetime, the Trustee may require the Participant (or the person or persons entitled to receive the Participant’s Vested Account in the event of the Participant’s death) to furnish the Trustee with proof of payment of all income, inheritance, estate, transfer, legacy and succession taxes and all other taxes of any different type or kind that may be imposed under or by virtue of any state or federal statute or law upon the payment, transfer, descent or distribution of such Vested Account and for the payment of which the Trustee may, in its judgment, be directly or indirectly liable.  In lieu of the foregoing, the Trustee may deduct, withhold and transmit to the proper taxing authorities any such tax which it may be permitted or required to deduct and withhold and the Vested Account to be distributed in such case shall be correspondingly reduced.  Unless the Principal Sponsor and the Trustee agree otherwise in writing, the Trustee shall be responsible for withholding federal income taxes and for providing all required notices and elections concerning such withholding to all Participants and Beneficiaries.

10.6.Other Trust Powers.  Except as provided in Sections 4.4 and 10.7, the Trustee shall have and may exercise from time to time in the administration of the Plan and the Fund, for the purpose of distribution after the termination thereof, and for the purpose of distribution of Vested Accounts, without order or license of any court, any one or more or all of the following rights, powers and discretions:

(a)

To invest and reinvest the Fund in Employer Securities and to temporarily invest in cash or cash equivalent investments as provided in Section 4.3.  Prior to distribution of the Vested Accounts of Participants, the Trustee shall

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commingle the Accounts of Participants and control and manage the same as a common trust fund.
(b)	To sell, exchange or otherwise dispose of any asset of whatsoever character at any time held by the Trustee in trust hereunder.
(c)	To segregate any part or portion of the Fund for the purpose of administration or distribution thereof.
(d)

In connection with the Trustee’s power to hold uninvested reasonable amounts of cash whenever it is deemed advisable to do so, to deposit the same, with or without interest, in the commercial or savings departments of any corporate Trustee serving hereunder or of any other bank, trust company or other financial institution.

(e)

To register any investment held in the Fund in the name of the Trustee, without trust designation, or in the name of a nominee or nominees, and to hold any investment in bearer form, but the records of the Trustee shall at all times show that all such investments are part of the Fund, and the Trustee shall be as responsible for any act or default of any such nominee as for its own.

(f)

Subject to the prior approval of the Board of Directors of the Principal Sponsor, to retain and employ such attorneys, agents and servants as may be necessary or desirable, in the opinion of the Trustee, in the administration of the Fund, and to pay them such reasonable compensation for their services as may be agreed upon as an expense of administration of the Fund, including power to employ and retain counsel upon any matter of doubt as to the meaning of or interpretation to be placed upon this Plan Statement or any provisions thereof with reference to any question arising in the administration of the Fund or pertaining to the distribution thereof or pertaining to the rights and liabilities of the Trustee hereunder or to the rights and claims of Participants and Beneficiaries.  The Trustee, in any such event, may act in reliance upon the advice, opinions, records, statements and computations of any attorneys and agents and on the records, statements and computations of any servants so selected by it in good faith and shall be released and exonerated of and from all liability to anyone in so doing (except to the extent that liability is imposed under ERISA).

(g)

Subject to the prior approval of the Board of Directors of the Principal Sponsor, to institute, prosecute and maintain, or to defend, any proceeding at law or in equity concerning the Plan or the Fund or the assets thereof or any claims thereto, or the interests of Participants and Beneficiaries hereunder at the sole cost and expense of the Fund or at the sole cost and expense of the Account of the Participant who may be concerned therein or

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who may be affected thereby as, in the Trustee’s opinion, shall be fair and equitable in each case, and to compromise, settle and adjust all claims and liabilities asserted by or against the Plan or the Fund or asserted by or against the Trustee, on such terms as the Trustee, in each such case, shall deem reasonable and proper.  The Trustee shall be under no duty or obligation to institute, prosecute, maintain or defend any suit, action or other legal proceeding unless it shall be indemnified to its satisfaction against all expenses and liabilities which it may sustain or anticipate by reason thereof.

(h)	In any matter of doubt affecting the meaning, purpose or intent of any provision of this Plan Statement which directly affects its duties, to determine such meaning, purpose or intent.
(i)

To require, as a condition to distribution of any Vested Account, proof of identity or of authority of the person entitled to receive the same, including power to require reasonable indemnification on that account as a condition precedent to its obligation to make distribution hereunder.

(j)

To collect, receive, receipt and give quittance for all payments that may be or become due and payable on account of any asset in trust hereunder which has not, by act of the Trustee taken pursuant thereto, been made payable to others; and payment thereof by the company issuing the same, or by the party obligated thereon, as the case may be, when made to the Trustee hereunder or to any person or persons designated by the Trustee, shall acquit, release and discharge such company or obligated party from any and all liability on account thereof.

(k)

To determine from time to time, as required for the purpose of distribution or for the purpose of allocating trust income or for any other purpose of the Plan, the then value of the Fund and the Accounts in the Fund, the Trustee, in each such case, using and employing for that purpose the fair market value of each of the assets constituting the Fund.  All valuations of Employer Securities which are not readily tradable on an established securities market shall be made by an independent appraiser meeting the requirements of regulations prescribed under section 170(a)(1) of the Code.  Each such determination so made by the Trustee in good faith shall be binding and conclusive upon all persons interested or becoming interested in the Plan or the Fund.

(l)

Subject to Section 4.3, to receive and retain contributions made in a form other than cash in the form in which the same are received until such time as the Trustee, in its sole discretion, deems it advisable to sell or otherwise dispose of such assets.

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(m)	To have and to exercise such other and additional powers as may be advisable or proper in its opinion for the effective and economical administration of the Fund.
(n)

To deposit any part or all of the assets in any collective trust fund which is now or hereafter maintained by the Trustee or an agent of the Trustee as a medium for the collective investment of funds of pension, profit sharing or other employee benefit plans, and which is qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code, and to withdraw any part or all of the assets so deposited and any assets deposited with the trustee of a collective trust fund shall be held and invested by the trustee thereunder pursuant to all the terms and conditions of the trust agreement or declaration of trust establishing the fund, which are hereby incorporated herein by reference and shall prevail over any contrary provisions of this Plan Statement.

10.7.Voting of Employer Securities.  Notwithstanding any other provision of this Plan Statement and subject to the provisions of this Section 10.7, each Participant and Beneficiary shall be entitled to direct the Trustee as to the manner in which all Employer Securities which are held in such Participant’s or Beneficiary’s Account (and which are entitled to vote) are to be voted.  Unless changed by the Board of Directors of the Principal Sponsor, the procedures for the pass‑through of voting rights on Employer Securities are as follows:  The Trustee (as transfer agent for the Employer) shall forward to each Participant and Beneficiary no later than five (5) business days after the date the Trustee receives proxy and other proxy soliciting material and/or annual reports to security holders, (1) a copy of the proxy soliciting material and/or the annual report to security holders, and (2) a proxy card to vote the shares held in the Participant’s or Beneficiary’s Account.  Participants and Beneficiaries shall return the proxy cards directly to the Trustee no later than ten (10) days prior to the date upon which the issue is to be voted.  The Trustee shall not honor or recognize any proxy which is not timely received by the Trustee.  Shares for which Participants and Beneficiaries do not timely return proxy cards shall be voted by the Trustee in proportion to the instructed shares; provided, however, that the Trustee shall give notice, to each Participant and Beneficiary receiving a proxy, stating that shares for which no instructions are received shall be voted in such manner.  The Trustee shall vote all such shares for which they have received timely instructions, as instructed.  The combined fractional shares of Participants and Beneficiaries shall be voted to the extent possible to reflect the instructions of the Participant or Beneficiary to whose Account the fractional shares are allocated.

10.8.No Investment in Employer Real Property.  Notwithstanding any other provision of this Plan Statement, the Plan may not acquire or hold any “employer real property” as that term is defined in section 407(d) of ERISA.

10.9.Prohibited Transactions.  Except as may be permitted by law, no Trustee or other fiduciary hereunder shall permit the Plan to engage, directly or indirectly, in any of the following

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transactions with a person who is a “disqualified person” (as defined in section 4975 of the Code) or a “party in interest” (as defined in section 3(14) of ERISA):

(a)	sale, exchange or leasing of any property between the Plan and such person,
(b)	lending of money or other extension of credit between the Plan and such person,
(c)	furnishing of goods, services or facilities between the Plan and such person,
(d)	transfer to, or use by or for the benefit of, such person of the income or assets of the Plan,
(e)	act by such person who is a fiduciary hereunder whereby the fiduciary deals with the income or assets of the Plan in the fiduciary’s own interest or for the fiduciary’s own account, or
(f)

receipt of any consideration for the fiduciary’s own personal account by such person who is a fiduciary from any party dealing with the Plan in connection with a transaction involving the income or assets of the Plan.

10.10.Indemnity.  Each individual (as distinguished from corporate) trustee of the Plan or officer, director or employee of the Employer shall, except as prohibited by law, be indemnified and held harmless by the Employer from any and all liabilities, costs and expenses (including legal fees), to the extent not covered by liability insurance, arising out of any action taken by such individual with respect to the Plan, whether imposed under ERISA or otherwise.  No such indemnification, however, shall be required or provided if such liability arises (i) from the individual’s claim for his own benefit, or (ii) from the proven gross negligence or the bad faith of the individual, or (iii) from the criminal misconduct of such individual if the individual had reason to believe the conduct was unlawful.  This indemnification shall continue as to an individual who has ceased to be a trustee of the Plan or officer, director or employee of the Employer and shall inure to the benefit of the heirs, executors and administrators of such an individual.

Section 11

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DETERMINATIONS — RULES AND REGULATIONS

11.1.Determinations.  Benefits under the Plan will be paid only if the Committee decides in its discretion that the applicant is entitled to them.  The Committee has discretionary authority to grant or deny benefits under the Plan.  The Committee shall have the sole discretion, authority and responsibility to interpret and construe this Plan Statement and all relevant documents and information, and to determine all factual and legal questions under the Plan, including but not limited to the entitlement of all persons to benefits and the amounts of their benefits.  The Committee shall make such determinations as may be required from time to time in the administration of the Plan.  The discretionary authority shall include all matters arising under the Plan.

11.2.Claims and Review Procedure.  Until modified by the Committee, the claims and review procedure set forth in this Section shall be the mandatory claims and review procedure for the resolution of disputes and disposition of claims filed under the Plan.  An application for a distribution shall be considered as a claim for the purposes of this Section.

11.2.1.Initial Claim.  An individual may, subject to any applicable deadline, file with the Committee a written claim for benefits under the Plan in a form and manner prescribed by the Committee.

(a)	If the claim is denied in whole or in part, the Committee shall notify the claimant of the adverse benefit determination within ninety (90) days after receipt of the claim.
(b)

The ninety (90) day period for making the claim determination may be extended for ninety (90) days if the Committee determines that special circumstances require an extension of time for determination of the claim, provided that the Committee notifies the claimant, prior to the expiration of the initial ninety (90) day period, of the special circumstances requiring an extension and the date by which a claim determination is expected to be made.

11.2.2.Notice of Initial Adverse Determination.  A notice of an adverse determination shall set forth in a manner calculated to be understood by the claimant:

(a)	the specific reasons for the adverse determination;
(b)	references to the specific provisions of the Plan Statement (or other applicable Plan document) on which the adverse determination is based;

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(c)	a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary; and
(d)

a description of the claims review procedure, including the time limits applicable to such procedure, and a statement of the claimant’s right to bring a civil action under ERISA section 502(a) following an adverse determination on review.

11.2.3.Request for Review.  Within sixty (60) days after receipt of an initial adverse benefit determination notice, the claimant may file with the Committee a written request for a review of the adverse determination and may, in connection therewith submit written comments, documents, records and other information relating to the claim benefits.  Any request for review of the initial adverse determination not filed within sixty (60) days after receipt of the initial adverse determination notice shall be untimely.

11.2.4.Claim on Review.  If the claim, upon review, is denied in whole or in part, the Committee shall notify the claimant of the adverse benefit determination within sixty (60) days after receipt of such a request for review.

(a)

The sixty (60) day period for deciding the claim on review may be extended for sixty (60) days if the Committee determines that special circumstances require an extension of time for determination of the claim, provided that the Committee notifies the claimant, prior to the expiration of the initial sixty (60) day period, of the special circumstances requiring an extension and the date by which a claim determination is expected to be made.

(b)

In the event that the time period is extended due to a claimant’s failure to submit information necessary to decide a claim on review, the claimant shall have sixty (60) days within which to provide the necessary information and the period for making the claim determination on review shall be tolled from the date on which the notification of the extension is sent to the claimant until the date on which the claimant responds to the request for additional information or, if earlier, the expiration of sixty (60) days.

(c)

The Committee’s review of a denied claim shall take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

11.2.5.Notice of Adverse Determination for Claim on Review.  A notice of an adverse determination for a claim on review shall set forth in a manner calculated to be understood by the claimant:

(a)	the specific reasons for the denial;

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(b)	references to the specific provisions of the Plan Statement (or other applicable Plan document) on which the adverse determination is based;
(c)

a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits;

(d)	a statement describing any voluntary appeal procedures offered by the Plan and the claimant’s right to obtain information about such procedures; and
(e)	a statement of the claimant’s right to bring an action under ERISA section 502(a).

11.3.Claim and Review Procedures for Disability Claims Filed Under the Plan.  Until modified by the Committee, the claim and review procedures set forth in this Section shall be the mandatory claim and review procedures for the resolution of disputes and disposition of claims for a disability benefit filed under the Plan

11.3.1.Initial Disability Claim.  An individual may, subject to any applicable deadline, file with the Committee a written claim for disability benefits under the Plan in a form and manner prescribed by the Committee.

(a)	The Committee shall ensure that all claims for disability benefits are adjudicated in a manner designed to ensure the independence and impartiality of the persons involved in making the decision.
(b)	If the disability claim is denied in whole or in part, the Committee shall notify the claimant of the adverse benefit determination within forty‑five (45) days after receipt of the disability claim.
(c)

The forty‑five (45) day period for making the determination may be extended for thirty (30) days, if the Committee determines that an extension is necessary due to reasons beyond the control of the Committee and notifies the claimant of the extension prior to the expiration of the initial forty‑five (45) day period.  The thirty (30) day extension period can be further extended by another thirty (30) days (for a total of a sixty (60) day extension) if notice is provided to the claimant within the first thirty (30) day extension period.

(d)

In the event that a period of time is extended due to a claimant’s failure to submit information necessary to decide a disability claim, the claimant shall have forty‑five (45) days within which to provide the necessary information and the period for making the claim determination shall be tolled from the date on which the notification of extension is sent to the claimant until the

‑46‑

date on which the claimant responds to the request for additional information or, if earlier, the expiration of forty‑five (45) days.
(e)	Any notice of extension shall specifically explain:
(i)	the circumstances requiring the extension of time;
(ii)	the date by which a claim determination is expected to be made;
(iii)	the standards on which entitlement to a benefit is based;
(iv)	the unresolved issues that prevent a decision on the disability claim; and
(v)	the additional information needed to resolve those issues.

11.3.2.Notice of Initial Adverse Determination.  A notice of an adverse determination for a disability claim shall be provided in a culturally and linguistically appropriate manner, and shall set forth in a manner calculated to be understood by the claimant:

(a)	the specific reasons for the adverse determination, and a discussion of the adverse determination, including an explanation of the basis for disagreeing with or not following:
(i)	the views presented by the claimant of health care professionals treating the claimant or vocational professionals who evaluated the claimant;
(ii)

the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the adverse determination, without regard to whether the advice was relied upon in making the adverse determination.

(b)	references to the specific provisions of the Plan Statement (or other applicable Plan document) on which the adverse determination is based;
(c)	a description of any additional material or information necessary to perfect the claim, and an explanation of why such material or information is necessary;
(d)

a description of the claim and review procedures, and the time limits applicable to such procedures, including a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA following an adverse benefit determination on review;

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(e)

either the specific rules, guidelines, protocols, or other similar criteria of the Plan relied upon in making the adverse determination; or a statement that such rules, guidelines, protocols, or other similar criteria do not exist;

(f)

if the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination applying the terms of the Plan to the claimant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request; and

(g)

a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant’s claim for benefits.

11.3.3.Request for Review.  Within one hundred and eighty (180) days after receipt of an initial adverse benefit determination notice for a disability claim, the claimant may file with the Committee a written request for review of the adverse determination and may, in connection therewith, submit written comments, documents, records and other information relating to the claim for disability benefits.  Any request for review not filed within one hundred and eighty (180) days after receipt of an initial adverse determination notice shall be untimely.

11.3.4.Disability Claim on Review.  If the disability claim, upon review, is denied in whole or in part, the Committee shall notify the claimant of the adverse benefit determination within forty‑five (45) days after receipt of the request for review.

(a)

The forty‑five (45) day period for deciding the disability claim on review may be extended for forty‑five (45) days if the Committee determines that special circumstances require an extension of time for the disability claim determination on review, provided that the Committee notifies the claimant, prior to the expiration of the initial forty‑five (45) day period, of the special circumstances requiring an extension and the date by which a disability claim determination is expected to be made.

(b)

In the event that a period of time is extended due to a claimant’s failure to submit information necessary to decide a disability claim, the claimant shall have forty‑five (45) days within which to provide the necessary information and the period for making the benefit determination shall be tolled from the date on which the notification of extension is sent to the claimant until the date on which the claimant responds to the request for additional information or, if earlier, the expiration of forty‑five (45) days.

(c)	The Committee’s review of a denied disability claim shall:

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(i)	ensure that all claims for disability benefits are reviewed in a manner designed to ensure the independence and impartiality of the persons involved in making the review;
(ii)

take into account all comments, documents, records, and other information submitted by the claimant relating to the disability claim, without regard to whether such information was submitted or considered in the initial benefit determination;

(iii)	not afford deference to the initial adverse benefit determination;
(iv)

be conducted by a decision maker(s) who is neither the decision maker(s) who made the initial adverse benefit determination that is the subject of the appeal, nor the subordinate of such individual(s);

(v)

if the adverse benefit determination is based in whole or in part on a medical judgment, consult with a health care professional who has the appropriate training and experience in the field of medicine involved in the medical judgment (such health care professional shall be an individual who is neither an individual who was consulted in connection with the adverse benefit determination that is subject of the appeal, nor the subordinate of any such individual); and

(vi)

provide for the identification of the medical or vocational experts whose advice was obtained on behalf of the Plan in connection with a claimant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination.

11.3.5.Notice of Adverse Determination for Disability Claim on Review.  A notice of an adverse determination for a disability claim on review shall be provided in a culturally and linguistically appropriate manner, and shall set forth in a manner calculated to be understood by the claimant:

(a)	the specific reasons for the adverse determination, and a discussion of the adverse determination, including an explanation of the basis for disagreeing with or not following:
(i)	the views presented by the claimant of health care professionals treating the claimant or vocational professionals who evaluated the claimant;
(ii)	the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the adverse

‑49‑

determination, without regard to whether the advice was relied upon in making the adverse determination;
(b)	the specific references to the pertinent provisions of the Plan Statement (or other applicable Plan document) on which the denial is based;
(c)

a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for disability benefits;

(d)	a statement describing any voluntary appeal procedures offered by the Plan and the claimant’s right to obtain information about such procedures;
(e)

a statement of the claimant’s right to bring an action under section 502(a) of ERISA, as well as a description of any applicable contractual limitations period that applies to the claimant’s right to bring such an action, including the calendar date on which the contractual limitations period expires for such a claim;

(f)

either the specific rules, guidelines, protocols, or other similar criteria of the Plan relied upon in making the adverse determination; or a statement that such rules, guidelines, protocols, or other similar criteria do not exist; and

(g)

if the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination applying the terms of the Plan to the claimant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request.

11.4.Rules and Regulations.

11.4.1.Adoption of Rules.  Any rule not in conflict or at variance with the provisions hereof may be adopted by the Committee.

11.4.2.Specific Rules.

(a)

No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the established claim procedures.  The Committee may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Committee upon request.

(b)	All decisions on claims and on requests for a review of denied claims shall be made by the Committee unless delegated as provided for in the Plan, in

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which case references in this Section 11 to the Committee shall be treated as references to the Committee’s delegate.
(c)

Claimants may be represented by a lawyer or other representative at their own expense, but the Committee reserves the right to require the claimant to furnish written authorization and establish reasonable procedures for determining whether an individual has been authorized to act on behalf of a claimant.  A claimant’s representative shall be entitled to copies of all notices given to the claimant.

(d)	The decision of the Committee on a claim and on a request for a review of a denied claim may be provided to the claimant in electronic form instead of in writing at the discretion of the Committee.
(e)

In connection with the review of a denied claim, the claimant or the claimant’s representative shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits.

(f)

The time period within which a benefit determination will be made shall begin to run at the time a claim or request for review is filed in accordance with the claims procedures, without regard to whether all the information necessary to make a benefit determination accompanies the filing.

(g)

The claims and review procedures shall be administered with appropriate safeguards so that benefit claim determinations are made in accordance with governing plan documents and, where appropriate, the plan provisions have been applied consistently with respect to similarly situated claimants.

(h)

For the purpose of this Section, a document, record, or other information shall be considered “relevant” if such document, record, or other information:  (i) was relied upon in making the benefit determination; (ii) was submitted, considered, or generated in the course of making the benefit determination, without regard to whether such document, record, or other information was relied upon in making the benefit determination; (iii) demonstrates compliance with the administration processes and safeguards designed to ensure that the benefit claim determination was made in accordance with governing plan documents and that, where appropriate, the Plan provisions have been applied consistently with respect to similarly situated claimants; and (iv) constitutes a statement of policy or guidance with respect to the Plan concerning the denied treatment option or benefit for the claimant’s diagnosis, without regard to whether such advice or statement was relied upon in making the benefit determination.

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(i)	The Committee may, in its discretion, rely on any applicable statute of limitation or deadline as a basis for denial of any claim.

11.5.Deadline to File Claim.  To be considered timely under the Plan’s claim and review procedure, a claim must be filed with the Committee within one (1) year after the claimant knew or reasonably should have known of the principal facts upon which the claim is based.  If or to the extent that the claim relates to a failure to effect a Participant’s or Beneficiary’s investment directions or a Participant’s election regarding contributions, a claim must be filed with the Committee within thirty (30) days after the claimant knew or reasonably should have known of the principal facts upon which the claim is based.

11.6.Exhaustion of Administrative Remedies.  The exhaustion of the claim and review procedure is mandatory for resolving every claim and dispute arising under this Plan.  In any subsequent legal action all explicit and all implicit determinations by the Committee (including, but not limited to, determinations as to whether the claim, or a request for a review of a denied claim, was timely filed) shall be afforded the maximum deference permitted by law.

11.7.Deadline to File Legal Action.  No legal action to recover Plan benefits or to enforce or clarify rights under the Plan under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, may be brought by any claimant on any matter pertaining to this Plan unless the legal action is commenced in the proper forum before the earlier of:

(a)	thirty (30) months after the claimant knew or reasonably should have known of the principal facts on which the claim is based, or
(b)	six (6) months after the claimant has exhausted the claim and review procedure.

If or to the extent that the claim relates to a failure to effect a Participant’s or Beneficiary’s investment directions or a Participant’s election regarding contributions, the thirty (30) month period shall be nineteen (19) months.

11.8.Knowledge of Fact by Participant Imputed to Beneficiary.  For the purpose of applying the deadlines to file a claim or a legal action, knowledge of all facts that a Participant knew or reasonably should have known shall be imputed to every claimant who is or claims to be a Beneficiary of the Participant or otherwise claims to derive an entitlement by reference to the Participant for the purpose of applying the previously specified periods.

Section 12

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PLAN ADMINISTRATION

12.1.Principal Sponsor.

12.1.1.Officers.  Except as hereinafter provided, functions generally assigned to the Principal Sponsor shall be discharged by its officers or delegated and allocated as provided herein.

12.1.2.Chief Financial Officer.  Except as hereinafter provided, the Chief Financial Officer of the Principal Sponsor may delegate or re-delegate and allocate and reallocate to one or more persons or to a committee of persons jointly or severally, and whether or not such persons are directors, officers or employees, such functions assigned to the Principal Sponsor hereunder as the Chief Financial Officer may from time to time deem advisable.

12.1.3.Board of Directors.  The functions generally assigned to the Board of Directors of the Principal Sponsor shall be discharged by the Board or one or more persons or a committee of persons jointly or severally, to whom the Board delegates such functions.  Notwithstanding any other provision in this Plan Statement, the Board of Directors of the Principal Sponsor shall have the exclusive authority (which may not be delegated other than to an appropriate committee of the Board) to act for the Principal Sponsor:

(a)	to terminate the Plan,
(b)	to determine the Employer contribution under Section 3; to reduce, suspend or discontinue contributions to the Plan,
(c)

to consent to the adoption of the Plan by affiliated business entities; to establish conditions and limitations upon such adoption of the Plan by affiliated business entities; to designate Affiliates, and

(d)	to cause the Plan to be merged with another plan and to transfer assets and liabilities between the Plan and another.

12.2.Committee.

12.2.1.Appointment and Removal.  The Committee shall consist of such members as may be determined and appointed from time to time by the Chief Financial Officer of the Principal Sponsor and they shall serve at the pleasure of such Chief Financial Officer.  Members of the Committee shall serve without compensation, but their reasonable expenses shall be an expense of the administration of the Fund and shall be paid by the Trustee from and out of the Fund except to the extent the Employer, in its discretion, directly pays such expenses.

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12.2.2.Automatic Removal.  If any individual who is a member of the Committee is a director, officer or employee when appointed as a member of the Committee, then such individual shall be automatically removed as a member of the Committee at the earliest time such individual ceases to be a director, officer or employee.  This removal shall occur automatically and without any requirement for action by the Principal Sponsor or any notice to the individual so removed.

12.2.3.Authority.  The Committee may elect such officers as the Committee may decide upon.  The Committee shall:

(a)

establish rules for the functioning of the Committee, including the times and places for holding meetings, the notices to be given in respect of such meetings and the number of members who shall constitute a quorum for the transaction of business,

(b)

organize and delegate to such of its members as it shall select authority to execute or authenticate rules, advisory opinions or instructions, and other instruments adopted or authorized by the Committee; adopt such bylaws or regulations as it deems desirable for the conduct of its affairs; appoint a secretary, who need not be a member of the Committee, to keep its records and otherwise assist the Committee in the performance of its duties; keep a record of all its proceedings and acts and keep all books of account, records and other data as may be necessary for the proper administration of the Plan; notify the Employer and the Trustee of any action taken by the Committee and, when required, notify any other interested person or persons

(c)	to appoint or remove service providers to the Plan, including (but not limited to authority to) appoint or remove a Trustee or accept the resignation of a Trustee,
(d)	determine from the records of the Employer the compensation, service records, status and other facts regarding Participants and other employees,
(e)

cause to be compiled at least annually, from the records of the Committee and the reports and accountings of the Trustee, a report or accounting of the status of the Plan and the Accounts of the Participants, and make it available to each Participant who shall have the right to examine that part of such report or accounting (or a true and correct copy of such part) which sets forth the Participant’s benefits and ratable interest in the Fund,

(f)	prescribe forms to be used for applications for participation, benefits, notifications, etc., as may be required in the administration of the Plan,
(g)	set up such rules as are deemed necessary to carry out the terms of this Plan Statement,

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(h)	perform all other acts reasonably necessary for administering the Plan and carrying out the provisions of this Plan Statement and performing the duties imposed on it,
(i)	resolve all questions of administration of the Plan not specifically referred to in this Section, and
(j)

delegate or redelegate to one or more persons, jointly or severally, and whether or not such persons are members of the Committee or employees of the Employer, such functions assigned to the Committee hereunder as it may from time to time deem advisable.

12.2.4.Majority Decisions.  If there shall at any time be three (3) or more members of the Committee serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority.  No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

12.3.Limitation on Authority.

12.3.1.Fiduciaries Generally.  No action taken by any fiduciary, if authority to take such action has been delegated or redelegated to it, shall be the responsibility of any other fiduciary except as may be required by the provisions of ERISA.  Except to the extent imposed by ERISA, no fiduciary shall have the duty to question whether any other fiduciary is fulfilling all of the responsibility imposed upon such other fiduciary by the Plan Statement or by ERISA.

12.3.2.Trustee.  The responsibilities and obligations of the Trustee shall be strictly limited to those set forth in this Plan Statement.  The Trustee shall have no authority or duty to determine or enforce payment of any Employer contribution under the Plan or to determine the existence, nature or extent of any individual’s rights in the Fund or under the Plan or question any determination made by the Principal Sponsor or the Committee regarding the same.  Nor shall the Trustee be responsible in any way for the manner in which the Principal Sponsor, the Employer or the Committee carries out its responsibilities under this Plan Statement or, more generally, under the Plan.  The Trustee shall give the Principal Sponsor notice of (and tender to the Principal Sponsor) the prosecution or defense of any litigation involving the Plan, the Fund or other fiduciaries of the Plan.

12.4.Conflict of Interest.  If any officer or employee of the Employer, any member of the board of directors of the Employer, any member of the Committee or any Trustee to whom authority has been delegated or redelegated hereunder shall also be a Participant or Beneficiary in the Plan, the individual shall have no authority as such officer, employee, member or Trustee with respect to any matter specially affecting his or her individual interest hereunder (as distinguished from the interests of all Participants and Beneficiaries or a broad class of Participants and Beneficiaries), all such authority being reserved exclusively to the other officers, employees, members or Trustees as the case may be, to the exclusion of such Participant or Beneficiary, and

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such Participant or Beneficiary shall act only in his or her individual capacity in connection with any such matter.

12.5.Dual Capacity.  Individuals, firms, corporations or partnerships identified herein or delegated or allocated authority or responsibility hereunder may serve in more than one fiduciary capacity.

12.6.Administrator.  The Principal Sponsor shall be the administrator for purposes of section 3(16)(A) of ERISA.

12.7.Named Fiduciaries.  The Principal Sponsor, the Committee and the Trustee shall be named fiduciaries for the purpose of section 402(a) of ERISA.

12.8.Service of Process.  In the absence of any designation to the contrary by the Principal Sponsor, the President of the Principal Sponsor is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the Plan.

12.9.Administrative Expenses.  The reasonable expenses of administering the Plan shall be payable out of the Fund except to the extent that the Employer, in its discretion, directly pays the expenses.  The Fund may reimburse the Employer for a reasonable expense incurred in administering the Plan paid by the Employer if, at the time the Employer paid the expense, the Employer intended to have the Fund reimburse the Employer for the expense.  The Committee, acting in its fiduciary capacity, shall determine the appropriate allocation among the Accounts in the Plan.

12.10.IRS Qualification.  This Plan is intended to qualify under sections 401(a) and 4975(e)(7) of the Code as a defined contribution stock bonus plan and employee stock ownership plan (and not as a defined contribution profit sharing plan or money purchase pension plan or a defined benefit pension plan).

12.11.QDRO Procedures.  The Principal Sponsor and the recordkeeper for the Plan have established written procedures which shall be used to determine the qualified status of domestic relations orders and to administer distributions under such qualified domestic relations orders as defined in section 414(p) of the Code (the “QDRO Procedures”).  The Committee shall have the power and authority to amend the QDRO Procedures from time to time.

Section 13

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IN GENERAL

13.1.Disclaimers.

13.1.1.Effect on Employment.  Neither the terms of this Plan Statement nor the benefits hereunder nor the continuance thereof shall be a term of the employment of any employee, and the Employer shall not be obliged to continue the Plan.  The terms of this Plan Statement shall not give any employee the right to be retained in the employment of the Employer.

13.1.2.Sole Source of Benefits.  Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Committee nor the Trustee in any way guarantee the Fund against loss or depreciation, nor do they guarantee the payment of any benefit or amount which may become due and payable hereunder to any Participant, Beneficiary or other person.  Each Participant, Beneficiary or other person entitled at any time to payments hereunder shall look solely to the assets of the Fund for such payments.  If a Vested Account shall have been distributed to a former Participant, Beneficiary or any other person entitled jointly to the receipt thereof (or shall have been transferred to the Trustee of another tax‑qualified deferred compensation plan), such former Participant, Beneficiary or other person, as the case may be, shall have no further right or interest in the other assets of the Fund.

13.1.3.Co‑Fiduciary Matters.  Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Committee shall in any manner be liable to any Participant, Beneficiary or other person for any act or omission of the Trustee (except to the extent that liability is imposed under ERISA).  Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Committee nor the Trustee shall be under any liability or responsibility (except to the extent that liability is imposed under ERISA) for failure to effect any of the objectives or purposes of the Plan by reason of loss or fluctuation in the value of Fund or for the form, genuineness, validity, sufficiency or effect of any Fund asset at any time held hereunder, or for the failure of any person, firm or corporation indebted to the Fund to pay such indebtedness as and when the same shall become due or for any delay occasioned by reason of any applicable law, order or regulation or by reason of any restriction or provision contained in any security or other asset held by the Fund.  Except as is otherwise provided in ERISA, the Employer and its officers, the members of its board of directors, the members of the Committee, the Trustee and other fiduciaries shall not be liable for an act or omission of another person with regard to a fiduciary responsibility that has been allocated to or delegated to such other person pursuant to the terms of this Plan Statement or pursuant to procedures set forth in this Plan Statement.

13.2.Reversion of Fund Prohibited.  The Fund from time to time hereunder shall at all times be a trust fund separate and apart from the assets of the Employer, and no part thereof shall be or become available to the Employer or to creditors of the Employer under any circumstances other than those specified in Section 1.4 and Section 3.6.  It shall be impossible for any part of the corpus

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or income of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and Beneficiaries (except as hereinbefore provided).

13.3.Contingent Top Heavy Plan Rules.  The rules set forth in Appendix B to this Plan Statement (concerning additional provisions that apply if the Plan becomes top heavy) are incorporated herein.

13.4.Method of Executing Instruments.

13.4.1.Employer or Committee.  Information to be supplied or written notices to be made or consents to be given by the Principal Sponsor, the Employer or the Committee pursuant to any provision of this Plan Statement may be signed in the name of the Principal Sponsor or Employer by any officer thereof who has been authorized to make such certification or to give such notices or consents or by any Committee member.

13.4.2.Trustee.  Any instrument or written notice required, necessary or advisable to be made or given by the Trustee may be signed by any Trustee, if all Trustees serving hereunder are individuals, or by any authorized officer or employee of the Trustee, if a corporate Trustee shall be acting hereunder as sole Trustee, or by any such officer or employee of the corporate Trustee or by an individual Trustee acting hereunder, if corporate and individual Trustees shall be serving as co‑trustees hereunder.

13.5.Execution in Counterparts.  This Plan Statement may be executed in any number of counterparts, each of which, without production of the others, shall be deemed to be an original.

IN WITNESS WHEREOF, Each of the parties hereto has caused these presents to be executed, all as of the day and year first above written.

DELAWARE CHARTER GUARANTEE & TRUST COMPANY DBA PRINCIPAL TRUST COMPANY By Its	PEOPLE’S UTAH BANCORP By Its

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APPENDIX A

LIMITATION ON ANNUAL ADDITIONS

SECTION 1

DEFINITIONS

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix.  In addition, when used in this Appendix, the following terms shall have the following meanings:

1.1.Annual Addition.  Annual addition means, with respect to any Participant for a limitation year, the sum of:

(i)

all employer contributions (including employer contributions of the Participant’s earnings reductions under section 401(k), section 403(b) and section 408(k) of the Code) allocable as of a date during such limitation year to the Participant under all defined contribution plans;

(ii)	all forfeitures allocable as of a date during such limitation year to the Participant under all defined contribution plans; and
(iii)	all Participant contributions made as of a date during such limitation year to all defined contribution plans.

Notwithstanding the foregoing, if an employer contribution is made later than thirty (30) days after the due date, including extensions, of the employer’s federal income tax return for the taxable year that includes the last day of the limitation year, the employer contribution shall be considered an annual addition for the limitation year in which the contribution is made.  However, if the employer contribution is made to correct a nondiscrimination violation (e.g., section 410(b), section 401(a)(26) or section 410(b) of the Code) that date is extended until the fifteenth (15th) day of the tenth (10th) month following the end of the limitation year.  A contribution made to restore an erroneous forfeiture in a prior limitation year or on behalf of a participant who was erroneously omitted from a prior limitation year’s allocation shall be considered an annual addition for the limitation year to which it relates.  If, in a particular limitation year, an amount is contributed with respect to a prior limitation year and such contribution is required by reason of such employee’s rights under chapter 43 of title 38, United States Code (USERRA), resulting from qualified military service, as specified in section 414(u)(1) of the Code, then such contribution is not considered an annual addition with respect to the employee for that limitation year in which the contribution is made, but, in accordance with section 414(u)(1)(B) of the Code, is considered an annual addition for the limitation year to which the contribution relates.

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1

1.1.1.

Specific Inclusions.  With regard to a plan which contains a qualified cash or deferred arrangement or matching contributions or employee contributions, excess contributions and excess aggregate contributions (whether or not distributed during or after the limitation year) shall be considered annual additions in the year contributed.  Excess deferrals that are not distributed in accordance with the regulations under section 402(g) of the Code are annual additions.

1.1.2.

Specific Exclusions.  The annual addition shall not, however, include any portion of a Participant’s rollover contributions or any additions to accounts attributable to a plan merger or a transfer of plan assets or liabilities or any other amounts excludable under law.  Excess deferrals that are distributed in accordance with the regulations under section 402(g) of the Code are not annual additions.  The annual addition shall not include (i) any payments made to restore losses to a plan resulting from action that creates a reasonable risk of liability for breach of fiduciary duty under Title I or ERISA (or, in the case of Defined Contribution Plans not subject to ERISA, any other applicable federal or state law), (ii) any “catch‑up” contributions made pursuant to section 414(v) of the Code, (iii) any previously forfeited amounts restored to an account in accordance with the plan terms, and (iv) any repayments of loans.

1.1.3.

ESOP Rules.  In the case of an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code, annual additions shall not include any dividends or gains on sale of employer securities held by the employee stock ownership plan (regardless of whether such dividends or gains are (i) on securities which are allocated to Participants’ accounts or (ii) on securities which are not allocated to Participants’ accounts which, in the case of dividends used to pay principal on an employee stock ownership plan loan, result in employer securities being allocated to Participants’ accounts or, in the case of a sale, result in sale proceeds being allocated to Participants’ accounts).  In the case of an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code under which no more than one‑third (1/3rd) of the employer contributions for a limitation year which are deductible under section 404(a)(9) of the Code are allocated to highly compensated employees (as defined in section 414(q) of the Code), annual additions shall not include forfeitures of employer securities under the employee stock ownership plan if such securities were acquired with the proceeds of an exempt loan or employer contributions to the employee stock ownership plan which are deductible by the employer under section 404(a)(9)(B) of the Code and charged against the Participant’s account (i.e., interest payments).

1.2.Controlled Group Member.  Controlled group member means the Employer and each member of a controlled group of corporations (as defined in section 414(b) of the Code and as modified by section 415(h) of the Code), all commonly controlled trades or businesses (as defined in section 414(c) of the Code and as modified by section 415(h) of the Code), affiliated service groups (as defined in section 414(m) of the Code) of which the Employer is a part and other organizations required to be aggregated for this purpose under section 414(o) of the Code.

1.3.Defined Contribution Plans.  Defined contribution plans shall have the meaning assigned to that term by section 415(k)(1) of the Code.  Whenever reference is made to defined

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2

contribution plans in this Appendix, it shall include all such plans maintained by the Employer and all controlled group members including terminated plans, plans maintained by predecessor employers and plans that were formerly maintained by the employer or a related employer but shall not include any multiemployer plan (as defined in section 414(f) of the Code).

1.4.Individual Medical Account.  Individual medical account means an account, as defined in section 415(1)(2) of the Code maintained by the Employer or a controlled group member which provides an annual addition.

1.5.Limitation Year.  Limitation year means the Plan Year.

1.6.Maximum Permissible Addition.

1.6.1.	General Rule. Maximum permissible addition (a term that is relevant only with respect to defined contribution plans) means, for any one (1) limitation year, the lesser of:
(i)	Fifty‑Five Thousand Dollars ($55,000) for 2018, as adjusted automatically for increases in the cost of living by the Secretary of the Treasury pursuant to section 415(d) of the Code, or
(ii)	one hundred percent (100%) of the Participant’s §415 compensation for such limitation year.

However, the dollar limit in (i) shall be prorated if all defined contribution plans are terminated before the end of the limitation year.

1.6.2.

Medical Benefits.  The dollar limitation in Section 1.6.1(i), but not the amount determined in Section 1.6.1(ii), shall be reduced by the amount of employer contributions which are allocated to a separate account established for the purpose of providing medical benefits or life insurance benefits with respect to a key employee (as defined in section 416 of the Code) under a welfare benefit fund or an individual medical account.

1.7.Section 415 Compensation.  Section 415 compensation (sometimes, “§415 compensation”) shall mean, with respect to any limitation year, the amount determined as follows:

(a)

General Definition.  Subject to the following rules, §415 compensation means the total wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer and all controlled group members to the extent that such amounts are includible in gross income.  This shall include any amount which would have been received and includible in gross income but for an election under section 125(a), section 132(f)(4), section 402(e)(3), section 402(h)(1)(B), section 402(k) or section 457 of the Code.  These amounts include, but are not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of

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3

profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursement or other expense allowances under a nonaccountable plan as described in §1.62‑2(c).
(b)

Foreign Source Income.  Amounts paid as compensation for services do not fail to be treated as §415 compensation merely because those amounts are not includible in gross income on account of the location of the services or merely because those amounts are paid by an employer with respect to which all compensation paid by such employer is excluded from gross income.  Thus, for example, the determination of whether an amount is §415 compensation shall be made without regard to the exclusions from gross income under sections 872, 893, 894, 911, 931 and 933 of the Code.

(c)

Cash Basis.  Section 415 compensation shall be included in the limitation year in which paid or made available (or would have been paid but for an election under section 125, 132(f)(4), 401(k), 403(b), 408(k), 408(p)(2)(A)(i) or 457(b) of the Code).  Amounts received pursuant to a nonqualified unfunded deferred compensation plan are §415 compensation in the year actually received to the extent includible in gross income.

(d)	Comp Cap. Section 415 compensation for a limitation year shall not exceed the applicable dollar limit under section 401(a)(17) of the Code for that limitation year.
(e)

Add‑Backs.  Section 415 compensation shall also include any elective deferral as defined in section 402(g)(3) of the Code and any amount which would have been received and includible in gross income but for an election under section 125(a), section 132(f)(4), section 402(e)(3), section 402(h)(1)(B), section 402(k) or section 457 of the Code.

(f)

Constructively Received Income.  Amounts includible in federal taxable income under section 409A of the Code or section 457(f)(1)(A) of the Code and other amounts constructively received in income are §415 compensation at the time that they are so included in income.  Section 415 compensation shall also include amounts includible in gross income upon making the election described in section 83(b) of the Code.

(g)

Miscellaneous.  Section 415 compensation shall also include, (i) in the case of an employee who is an employee within the meaning of section 401(c)(1) of the Code and regulations promulgated under section 401(c)(1) of the Code, the employee’s earned income (as described in section 401(c)(2) of the Code and regulations promulgated under section 401(c)(2)) of the Code, plus amounts deferred at the election of the employee that would be includible in gross income but for the rules of section 402(e)(3), 402(h)(1)(B), 402(k), or 457(b) of the Code and (ii) amounts described in

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4

section 104(a)(3), 105(a), or 105(h) of the Code, but only to the extent that these amounts are includible in the gross income of the employee, and (iii) amounts paid or reimbursed by the employer for moving expenses incurred by an employee, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are not deductible by the employee under section 217 of the Code, and (iv) the value of a nonstatutory option (which is an option other than a statutory option as defined in §1.421‑1(b)) granted to an employee by the employer, but only to the extent that the value of the option is includible in the gross income of the employee for the taxable year in which granted.

(h)	Exclusions. Notwithstanding the foregoing, §415 compensation shall not include any of the following.
(i)	Contributions (other than elective deferrals) to a plan of deferred compensation to the extent the contributions are not includible in gross income for the year the contribution is added.
(ii)	Amount realized from the exercise of a nonstatutory option or when restricted stock or other property either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.
(iii)	Amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option.
(iv)

Other amounts receiving special tax benefits such as premiums for group‑term life insurance (but only to the extent that the premiums are not includible in gross income and are not salary reduction amounts described in section 125 of the Code).

(i)	Post‑Severance Pay. Notwithstanding the foregoing, §415 compensation shall not include any amounts received after an employee’s severance from employment except as follows.
(i)

Regular Pay.  Regular pay (e.g., regular base pay, overtime, shift differential pay, commissions, bonuses and other similar compensation) shall be included if (A) it is paid not later than the end of the limitation year that includes the severance from employment date or, if later, two and one‑half (2‑1/2) months after the severance from employment date, and (B) it would have been paid if there had been no severance from employment.

(ii)	Differential Pay. Payments of compensation paid to employees performing qualified military service (e.g., “differential pay”) shall

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5

be included if the payments do not exceed the amounts the employee would have received if employment had continued.
(iii)

Imputed Disability Pay.  The compensation an employee would have received for the limitation year shall be included if the following conditions are satisfied:  (A) the employee is totally and permanently disabled within the meaning of section 22(e)(3) of the Code, and (B) either (x) the employee is not a highly compensated employee immediately before becoming disabled or (y) the terms of the plan provide for the continuation of contributions on behalf of all participants who are permanently and totally disabled for a fixed or determinable period, and (C) the plan provides that such amounts are taken into account for the purpose of making contributions, and (D) all contributions made with respect to such imputed compensation are nonforfeitable when made.

1.8.Welfare Benefit Fund.  Welfare benefit fund means a fund as defined in section 419(e) of the Code which provides post‑retirement medical benefits allocated to separate accounts for key employees as defined in section 419A(d)(3).

SECTION 2

DEFINED CONTRIBUTION LIMITATION

Notwithstanding anything to the contrary contained in the Plan Statement, there shall not be allocated to the account of any Participant under a defined contribution plan for any limitation year an amount which would cause the annual addition for such Participant to exceed the maximum permissible addition.  Subject to the provisions of this Appendix, the limitations of section 415(c) of the Code (and regulations issued pursuant thereto) are incorporated by reference in this Appendix.

SECTION 3

SUSPENSION OF ANNUAL ADDITIONS

3.1.Temporary Suspension.  If as of any date during a limitation year it is determined that a Participant’s annual additions that would be made then under other provisions of this Plan Statement would exceed the maximum permissible addition as of that date, the contributions and allocations to that Participant’s accounts shall be made only to the extent that they can be made without causing any such excess to occur.  Therefore, the contributions and allocations to be made as of that date shall be made in the following sequence to the extent permitted.

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6

(a)	Employer Contributions – Not Matching.
(i)	Employer contributions to defined contribution pension plans (e.g., money purchase pension plans including target benefit pension plans).
(ii)	Employer fixed (non‑discretionary, non‑matching) contributions to defined contribution profit sharing plans and stock bonus plans.
(iii)	Employer discretionary (non‑matching) contributions to defined contribution profit sharing plans and stock bonus plans.
(b)	Employee Matched and Employer Matching Contributions.
(i)	Employee non‑Roth matched elective deferrals (within the meaning of section 402(g)(3) of the Code) to defined contribution profit sharing plans and stock bonus plans.
(ii)	Employee Roth matched elective deferrals (within the meaning of section 402(g)(3) of the Code) to defined contribution profit sharing plans and stock bonus plans.
(iii)	Employee matched after‑tax contributions to defined contribution profit sharing plans and stock bonus plans.
(iv)	Employer non‑discretionary fixed matching contributions to defined contribution profit sharing and plans and stock bonus plans.
(v)	Employer discretionary matching contributions to defined contribution profit sharing plans and stock bonus plans.
(c)	Employee Contributions – Not Matched.
(i)	Employee non‑Roth unmatched elective deferrals (within the meaning of section 402(g)(3) of the Code) to defined contribution profit sharing plans and stock bonus plans.
(ii)	Employee Roth unmatched elective deferrals (within the meaning of section 402(g)(3) of the Code) to defined contribution profit sharing plans and stock bonus plans.
(iii)	Employee unmatched after‑tax contributions to defined contribution profit sharing plans and stock bonus plans.

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7

(d)	Other.
(i)	All other contributions and allocations (but excluding forfeitures to be reallocated).
(ii)	Forfeitures to be reallocated.

3.2.Tie Breaker.  If a contribution or allocation that would be in two (2) or more plans in the same priority cannot be made because of the foregoing rules, the contribution or allocation shall be made among the plans in chronological order as determined by the effective date of each plan (using the original effective date of the plan) beginning with the plan that was first established.

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APPENDIX B

CONTINGENT TOP HEAVY PLAN RULES

Notwithstanding any of the foregoing provisions of the Plan Statement, if, after applying the special definitions set forth in Section 1 of this Appendix, this Plan is determined under Section 2 of this Appendix to be a top heavy plan for a Plan Year, then the special rules set forth in Section 3 of this Appendix shall apply.  For so long as this Plan is not determined to be a top heavy plan, the special rules in Section 3 of this Appendix shall be inapplicable to this Plan.

SECTION 1

SPECIAL DEFINITIONS

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix.  In addition, when used in this Appendix, the following terms shall have the following meanings:

1.1.Aggregated Employers.  Aggregated employers means the Employer and each other corporation, partnership or proprietorship which is a “predecessor” to the Employer, or is under “common control” with the Employer, or is a member of an “affiliated service group” that includes the Employer, as those terms are defined in section 414(b), (c), (m) or (o) of the Code.

1.2.Aggregation Group.  Aggregation group means a grouping of this Plan and:

(a)

if any Participant in the Plan is a key employee, each other qualified pension, profit sharing or stock bonus plan of the aggregated employers in which a key employee is a Participant (and for this purpose, a key employee shall be considered a Participant only during periods when he is actually accruing benefits and not during periods when he has preserved accrued benefits attributable to periods of participation when he was not a key employee), and

(b)

each other qualified pension, profit sharing or stock bonus plan of the aggregated employers which is required to be taken into account for this Plan or any plan described in paragraph (a) above to satisfy the qualification requirements under section 410 or section 401(a)(4) of the Code, and

(c)

each other qualified pension, profit sharing or stock bonus plan of the aggregated employers which is not included in paragraph (a) or (b) above, but which the Employer elects to include in the aggregation group and which, when included, would not cause the aggregation group to fail to satisfy the qualification requirements under section 410 or section 401(a)(4) of the Code.

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1.3.Compensation.  Unless the context clearly requires otherwise, compensation means §415 compensation as defined in Appendix A.

1.4.Determination Date.  Determination date means, for the first (1st) Plan Year of a plan, the last day of such first (1st) Plan Year, and for each subsequent Plan Year, the last day of the immediately preceding Plan Year.

1.5.Five Percent Owner.  Five percent owner means for each aggregated employer that is a corporation, any person who owns (or is considered to own within the meaning of the shareholder attribution rules) more than five percent (5%) of the value of the outstanding stock of the corporation or stock possessing more than five percent (5%) of the total combined voting power of the corporation, and, for each aggregated employer that is not a corporation, any person who owns more than five percent (5%) of the capital interest or the profits interest in such aggregated employer.  For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

1.6.Key Employee.  Key employee means each Participant (whether or not then an employee) who at any time during the Plan Year is:

(a)

an officer of any aggregated employer (excluding persons who have the title of an officer but not the authority and including persons who have the authority of an officer but not the title) having an annual compensation from all aggregated employers for such Plan Year in excess of One Hundred Seventy‑Five Thousand Dollars ($175,000) for such Plan Year (adjusted as provided in section 416(i)(1)(A) of the Code), or

(b)	a five percent owner, or
(c)	a one percent owner having an annual compensation from the aggregated employers of more than One Hundred Fifty Thousand Dollars ($150,000);

provided, however, that no more than fifty (50) employees (or, if lesser, the greater of three of all the aggregated employers’ employees or ten percent of all the aggregated employers’ employees) shall be treated as officers.  For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.  For the purpose of determining compensation, all compensation received from all aggregated employers shall be taken into account.  The term “key employee” shall include the beneficiaries of a deceased key employee.

1.7.One Percent Owner.  One percent owner means, for each aggregated employer that is a corporation, any person who owns (or is considered to own within the meaning of the shareholder attribution rules) more than one percent (1%) of the value of the outstanding stock of the corporation or stock possessing more than one percent (1%) of the total combined voting power of the corporation, and, for each aggregated employer that is not a corporation, any person who owns more than one percent (1%) of the capital or the profits interest in such aggregated employer.

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For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

1.8.Shareholder Attribution Rules.  Shareholder attribution rules means the rules of section 318 of the Code, (except that subparagraph (C) of section 318(a)(2) of the Code shall be applied by substituting “5 percent” for “50 percent”) or, if the Employer is not a corporation, the rules determining ownership in such Employer which shall be set forth in regulations prescribed by the Secretary of the Treasury.

1.9.Top Heavy Aggregation Group.  Top heavy aggregation group means any aggregation group for which, as of the determination date, the sum of:

(i)	the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such aggregation group, and
(ii)	the aggregate of the accounts of key employees under all defined contribution plans included in such aggregation group,

exceed sixty percent (60%) of a similar sum determined for all employees.  In applying the foregoing, the following rules shall be observed:

(a)

For the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan on account of severance from employment, death or disability during the one (1) year period ending on the determination date and the aggregate distributions made with respect to such employee under the plan for any other reason during the five (5) year period ending on the determination date.

(b)

Any rollover contribution (or similar transfer) initiated by the employee, made from a plan maintained by one employer to a plan maintained by another employer and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group).  Any rollover contribution (or similar transfer) not described in the preceding sentence shall be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group).

(c)	If any individual is not a key employee with respect to a plan for any Plan Year, but such individual was a key employee with respect to a plan for any

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prior Plan Year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.
(d)	The determination of whether a plan is a top heavy plan shall be made once for each Plan Year of the plan as of the determination date for that Plan Year.
(e)

In determining the present value of the cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the determination date and shall be determined on the assumption that the employees terminated employment on the valuation date except as provided in section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan.  The accrued benefit of any employee (other than a key employee) shall be determined under the method which is used for accrual purposes for all plans of the employer or if there is no method which is used for accrual purposes under all plans of the employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under section 411(b)(1)(C) of the Code.  In determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty Corporation in valuing the defined benefit plan if it terminated on such valuation date.  The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

(f)

In determining the accounts of employees under a defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve (12) month period ending on the determination date shall be used.  In addition, amounts required to be contributed under either the minimum funding standards or the plan’s contribution formula shall be included in determining the account.  In the first year of the plan, contributions made or to be made as of the determination date shall be included even if such contributions are not required.

(g)

If any individual has not performed any services for any employer maintaining the plan at any time during the one (1) year period ending on the determination date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

(h)

For this purpose, a terminated plan shall be treated like any other plan and must be aggregated with other plans of the employer if it was maintained within the last five (5) years ending on the determination date for the Plan Year in question and would, but for the fact that it terminated, be part of the aggregation group for such Plan Year.

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1.10.Top Heavy Plan.  Top heavy plan means a qualified plan under which (as of the determination date):

(i)

if the plan is a defined benefit plan, the present value of the cumulative accrued benefits for key employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits for all employees, and

(ii)	if the plan is a defined contribution plan, the aggregate of the accounts of key employees exceeds sixty percent (60%) of the aggregate of all of the accounts of all employees.

In applying the foregoing, the following rules shall be observed:

(a)	Each plan of an Employer required to be included in an aggregation group shall be a top heavy plan if such aggregation group is a top heavy aggregation group.
(b)

For the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan on account of severance from employment, death or disability during the one (1) year period ending on the determination date and the aggregate distributions made with respect to such employee under the plan for any other reason during the five (5) year period ending on the determination date.

(c)

Any rollover contribution (or similar transfer) initiated by the employee, made from a plan maintained by one employer to a plan maintained by another employer and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group).  Any rollover contribution (or similar transfer) not described in the preceding sentence shall be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group).

(d)

If any individual is not a key employee with respect to a plan for any Plan Year, but such individual was a key employee with respect to the plan for any prior Plan Year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

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(e)	The determination of whether a plan is a top heavy plan shall be made once for each Plan Year of the plan as of the determination date for that Plan Year.
(f)

In determining the present value of the cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the determination date and shall be determined on the assumption that the employees terminated employment on the valuation date except as provided in section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan.  The accrued benefit of any employee (other than a key employee) shall be determined under the method which is used for accrual purposes for all plans of the employer or if there is no method which is used for accrual purposes under all plans of the employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under section 411(b)(1)(C) of the Code.  In determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty Corporation in valuing the defined benefit plan if it terminated on such valuation date.  The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

(g)

In determining the accounts of employees under a defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve (12) month period ending on the determination date shall be used.  In addition, amounts required to be contributed under either the minimum funding standards or the plan’s contribution formula shall be included in determining the account.  In the first year of the plan, contributions made or to be made as of the determination date shall be included even if such contributions are not required.

(h)

If any individual has not performed any services for any employer maintaining the plan at any time during the one (1) year period ending on the determination date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

(i)

For this purpose, a terminated plan shall be treated like any other plan and must be aggregated with other plans of the employer if it was maintained within the last five (5) years ending on the determination date for the Plan Year in question and would, but for the fact that it terminated, be part of the aggregation group for such Plan Year.

(j)	A plan shall not be a top heavy plan if it consists solely of (i) a cash or deferred arrangement which meets the requirements of section 401(k)(12)

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or section 401(k)(13) of the Code, and (ii) matching contributions which meet the requirements of section 401(m)(11) or section 401(m)(12) of the Code.  If, but for the preceding sentence, a plan would be treated as a top heavy plan because it is a member of an aggregation group which is a top heavy group, contributions under the Plan may be taken into account in determining whether any other plan in the group meets the requirements of Section 3.3.

SECTION 2

DETERMINATION OF TOP HEAVINESS

Once each Plan Year, as of the determination date for that Plan Year, the administrator of this Plan shall determine if this Plan is a top heavy plan.

SECTION 3

CONTINGENT PROVISIONS

3.1.When Applicable.  If this Plan is determined to be a top heavy plan for any Plan Year, the following provisions shall apply for that Plan Year (and, to the extent hereinafter specified, for subsequent Plan Years), notwithstanding any provisions to the contrary in the Plan.

3.2.Vesting Requirement.

3.2.1.

General Rule.  During any Plan Year that the Plan is determined to be a Top Heavy Plan, then all accounts of all Participants in a defined contribution plan that is a top heavy plan and the accrued benefits of all Participants in a defined benefit plan that is a top heavy plan shall be vested and nonforfeitable in accordance with the following schedule if, and to the extent, that it is more favorable than other provisions of the Plan:

If the Participant Has Completed the Following Years of Vesting Service:	His Vested Percentage Shall Be:

Less than 2 years	0%
2 years but less than 3 years	20%
3 years but less than 4 years	40%
4 years but less than 5 years	60%
5 years but less than 6 years	80%
6 years or more	100%

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3.2.2.

Subsequent Year.  In each subsequent Plan Year that the Plan is determined not to be a top heavy plan, the other nonforfeitability provisions of the Plan Statement (and not this section) shall apply in determining the vested and nonforfeitable rights of Participants who do not have five (5) or more years of Vesting Service (three or more years of Vesting Service for Participants who have one or more Hours of Service in any Plan Year beginning after December 31, 1988) as of the beginning of such subsequent Plan Year; provided, however, that they shall not be applied in a manner which would reduce the vested and nonforfeitable percentage of any Participant.

3.2.3.

Cancellation of Benefit Service.  If this Plan is a defined benefit plan and if the Participant’s vested percentage is determined under this Appendix and if a Participant receives a lump sum distribution of the present value of the vested portion of his accrued benefit, the Plan shall:

(a)	thereafter disregard the Participant’s service with respect to which he received such distribution in determining his accrued benefit, and
(b)

permit the Participant who receives a distribution of less than the present value of his entire accrued benefit to restore this service by repaying (after returning to employment covered under the Plan) to the trustee the amount of such distribution together with interest at the interest rate of five percent (5%) per annum compounded annually (or such other interest rate as is provided by law for such repayment).  If the distribution was on account of severance from employment such repayment must be made before the earlier of,

(i)	five (5) years after the first date on which the Participant is subsequently reemployed by the employer, or
(ii)	the close of the first period of five (5) consecutive one‑year breaks in service commencing after the distribution.

If the distribution was on account of any other reason, such repayment must be made within five (5) years after the date of the distribution.

3.3.Defined Contribution Plan Minimum Benefit Requirement.

3.3.1.

General Rule.  If this Plan is a defined contribution plan, then for any Plan Year that this Plan is determined to be a top heavy plan, the Employer shall make a contribution for allocation to the account of each employee who is a Participant for that Plan Year and who is not a key employee in an amount (when combined with other Employer contributions and forfeited accounts allocated to his account, including matching contributions as defined in section 401(m)(4)(A) of the Code) which is at least equal to three percent (3%) of such Participant’s compensation.  (This minimum contribution amount shall be further reduced by all other Employer contributions to this Plan or any other defined contribution plans.)  This contribution shall be made for each Participant who has not separated from service with the

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Employer at the end of the Plan Year (including for this purpose any Participant who is then on temporary layoff or authorized leave of absence or who, during such Plan Year, was inducted into the Armed Forces of the United States from employment with the Employer) including, for this purpose, each employee of the Employer who would have been a Participant if he had:  (i) completed one thousand (1,000) Hours of Service (or the equivalent) during the Plan Year, and (ii) made any mandatory contributions to the Plan, and (iii) earned compensation in excess of the stated amount required for participation in the Plan.

3.3.2.

Special Rule.  Subject to the following rules, the percentage referred to in Section 3.3.1 of this Appendix shall not exceed the percentage at which contributions are made (or required to be made) under this Plan for the Plan Year for that key employee for whom that percentage is the highest for the Plan Year.

(a)	The percentage referred to above shall be determined by dividing the Employer contributions for such key employee for such Plan Year by his compensation for such Plan Year.
(b)	For the purposes of this Section 3.3, all defined contribution plans required to be included in an aggregation group shall be treated as one (1) plan.
(c)

The exception contained in this Section 3.3.2 shall not apply to (be available to) this Plan if this Plan is required to be included in an aggregation group if including this Plan in an aggregation group enables a defined benefit plan to satisfy the qualification requirements of section 410 or section 401(a)(4) of the Code.

3.4.Defined Benefit Plan Minimum Benefit Requirement.

3.4.1.

General Rule.  If this Plan is a defined benefit plan, then for any Plan Year that the Plan is determined to be a top heavy plan, the accrued benefit for each Participant who is not a key employee shall not be less than one‑twelfth (l/12th) of the applicable percentage of the Participant’s average compensation for years in the testing period.

3.4.2.	Special Rules and Definitions. In applying the general rule of Section 3.4.1 of this Appendix, the following special rules and definitions shall apply:
(a)	The term “applicable percentage” means the lesser of:
(i)	two percent (2%) multiplied by the number of years of service with the Employer, or
(ii)	twenty percent (20%).
(b)

For the purpose of this Section 3.4, a Participant’s years of service with the Employer shall be equal to the Participant’s Vesting Service except that a year of Vesting Service shall not be taken into account if:

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(i)	the Plan was not a top heavy plan for any Plan Year ending during such year of Vesting Service, or
(ii)	such year of Vesting Service was completed in a Plan Year beginning before January 1, 1984, or
(iii)	the service occurs during a Plan Year when the Plan benefits (within the meaning of section 410(b) of the Code) no key employee or former key employee.
(c)	A Participant’s “testing period” shall be the period of five (5) consecutive years during which the Participant had the greatest compensation from the Employer; provided, however, that:
(i)	the years taken into account shall be properly adjusted for years not included in a year of service, and
(ii)	a year shall not be taken into account if such year ends in a Plan Year beginning before January 1, 1984, or such year begins after the close of the last year in which the Plan was a top heavy plan.
(d)

An individual shall be considered a Participant for the purpose of accruing the minimum benefit only if such individual has at least one thousand (1,000) Hours of Service during a benefit accrual computation period (or equivalent service determined under Department of Labor regulations).  Furthermore, such individual shall accrue a minimum benefit only for a benefit accrual computation period in which such individual has one thousand (1,000) Hours of Service (or equivalent service).  An individual shall not fail to accrue the minimum benefit merely because the individual:  (i) was not employed on a specified date, or (ii) was excluded from participation (or otherwise failed to accrue a benefit) because the individual’s compensation was less than a stated amount, or (iii) because the individual failed to make any mandatory contributions.

3.4.3.

Accruals Preserved.  In years subsequent to the last Plan Year in which this Plan is a top heavy plan, the other benefit accrual rules of the Plan Statement shall be applied to determine the accrued benefit of each Participant, except that the application of such other rules shall not serve to reduce a Participant’s accrued benefit as determined under this Section 3.4.

3.5.Priorities Among Plans.  In applying the minimum benefit provisions of this Appendix in any Plan Year that this Plan is determined to be a top heavy plan, the following rules shall apply:

(a)	If an employee participates only in this Plan, the employee shall receive the minimum benefit applicable to this Plan.

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(b)

If an employee participates in both a defined benefit plan and a defined contribution plan and only one (1) of such plans is a top heavy plan for the Plan Year, the employee shall receive the minimum benefit applicable to the plan which is a top heavy plan.

(c)

If an employee participates in both a defined contribution plan and a defined benefit plan and both are top heavy plans, then the employee, for that Plan Year, shall receive the defined benefit plan minimum benefit unless for that Plan Year the employee has received employer contributions and forfeitures allocated to his account in the defined contribution plan in an amount which is at least equal to five percent (5%) of his compensation.

(d)

If an employee participates in two (2) or more defined contribution plans which are top heavy plans, then the employee, for that Plan Year, shall receive the defined contribution plan minimum benefit in that defined contribution plan which has the earliest original effective date.

3.6.Bargaining Units.  The requirements of Section 3.2 through Section 3.5 of this Appendix shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one (1) or more employers if there is evidence that retirement benefits are the subject of good faith bargaining between such employee representatives and such employer or employers.

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